[THE RESERVE FUNDS(R) LOGO]

               Founders of
"The World's First Money-Market Fund"(R)
                Est. 1970

                             RESERVE YIELD PLUS FUND
                     OF RESERVE SHORT-TERM INVESTMENT TRUST


                                   PROSPECTUS
                                  MAY 18, 2005


                                   ----------

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
     SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                   ----------

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TABLE OF CONTENTS

                                                                           PAGE
     ABOUT THE FUND
     Investment Objective                                                     2
     Principal Investment Strategies                                          2
     Principal Risks                                                          3
     Performance                                                              5
     Fees & Expenses                                                          5
     Fund Management                                                          6

     YOUR ACCOUNT
     How to Buy Shares                                                        8
     How to Sell Shares                                                       9
     Frequent Purchases and Redemptions                                      11

     SHAREHOLDER SERVICES                                                    12

     DIVIDENDS, DISTRIBUTIONS & TAXES                                        13

     FINANCIAL HIGHLIGHTS                                                    14

     PRIVACY POLICY                                                         (i)

The Reserve Funds
1250 Broadway - 32nd floor
New York, NY 10001-3701
800-637-1700 (and press "0")
212-401-5930 (facsimile)
customerservice@reservefunds.com
or visit our web site at www.reservefunds.com


IT PAYS TO KEEP MONEY IN RESERVE(R)

ABOUT THE FUND

                              INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek as high a level of current income as is consistent with the preservation of capital and liquidity. THIS FUND IS NOT A MONEY MARKET FUND. Investors can lose money by investing in the Fund. They may also make money.

                         PRINCIPAL INVESTMENT STRATEGIES

The Fund is a diversified mutual fund, designed as a convenient complement to the investment of temporary cash balances in short-term money market accounts or instruments. WHILE THE FUND IS NOT A MONEY MARKET FUND, IT SEEKS TO MAINTAIN A STABLE $1.00 SHARE PRICE. The Fund seeks to provide higher yields than money market funds and other short-term investments. While serving as an effective cash management solution for investors, the Fund is structured to reduce or eliminate the problems of direct investing, such as scheduling maturities, reinvesting proceeds, evaluating the credit quality of issuers, investing in round lots, and the safeguarding, receipt and delivery of securities. The Fund will seek to limit share price volatility by maintaining a dollar weighted average maturity of 90 days or less and by limiting the maturity of individual instruments to 18 months or less, except in the case of adjustable rate government obligations which may have a longer ultimate maturity. In calculating portfolio maturity, the maturity of an investment will be considered to be the earlier of the instrument's maturity date, put date or the next interest reset date. Shares of money market funds will be considered to have a maturity of one day.

Reserve Management Company, Inc. ("RMCI" or "Adviser"), the Fund's investment adviser, monitors a range of economic and financial factors and, based on that analysis, the assets of the Fund are invested in a mix of U.S. dollar denominated securities that are intended to provide as high a yield as possible without jeopardizing the stability of the Fund's share price and without violating its investment policy.

The Fund will principally invest directly, or indirectly through repurchase agreements, in negotiable certificates of deposit ("CDs"), time deposits, bankers' acceptances, commercial paper and letters of credit of U.S. banking institutions which are members of the Federal Deposit Insurance Corporation ("FDIC"), investment grade corporate debt obligations and similar U.S. dollar obligations of foreign banks and corporations located in major industrialized nations in Western Europe and in other countries such as Australia and Canada. The Fund invests only in foreign banking institutions which, at the time of the investment, have more than $25 billion (or the equivalent in other currencies) in total assets. The Fund intends to concentrate, and normally invest more than 25% of its total assets in the aggregate, in commercial banks, savings institutions and foreign banks.

The Fund may invest in instruments issued by the U.S. government, its agencies and instrumentalities, money market funds, similar instruments approved by the Board of Trustees and instruments fully collateralized by any of these obligations. For obligations subject to repurchase agreements, the creditworthiness of the transaction will be determined by the credit ratings of the repurchase agreements' counterparties as well as the underlying collateral.

In an effort to increase returns, the Fund expects to use leverage in certain circumstances when, in the Adviser's judgment, borrowing costs are lower than the return that can be received from the investment of the proceeds from the borrowing. The Fund also intends to leverage by entering into reverse repurchase agreements with banks, mutual funds (including affiliated money market funds) and securities dealers deemed creditworthy pursuant to guidelines adopted by the Board of Trustees. Reverse repurchase agreements are considered to be borrowings. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. During the period that a reverse repurchase agreement is outstanding, the Fund will maintain a segregated custodial account containing U.S. government or other appropriate liquid securities with a value equal to the repurchase price.

The Fund may use leverage in an amount up to 33 1/3% of the Fund's total assets (including the amount of its borrowings).

Under a repurchase agreement, the other party sells and simultaneously agrees to repurchase a security at a mutually agreed upon time and price, which results in a fixed rate of return for the period of the agreement. Securities subject to repurchase will be placed in a segregated account and will be monitored to ensure that the market value of the securities plus any accrued interest will at least equal the repurchase price. The Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price.

The Fund may invest its assets in affiliated money market funds, subject to compliance with an SEC exemptive order applicable to the Fund, currently up to 25%. The Fund expects that such investments will occur in periods of declining interest rates, when yields of money market funds exceed those of available money market instruments, and for general cash management. The portion of the Fund's assets invested in money market funds will vary based on market conditions. The Fund may also invest up to 100% of its assets in affiliated money market funds during the Fund's initial investment period.

The Fund will be invested in accordance with the investment objective and strategies outlined in this Prospectus at all times as are practicable. However, from time to time, in response to adverse market, economic, political or other conditions, the Fund may take temporary defensive positions (E.G. investing all of its assets in money market funds, including affiliated money market funds, subject to compliance with applicable law) that are inconsistent with the Fund's principal investment strategies. If the Fund adopts a temporary defensive position, the Fund may not attain its investment objective.

DISCLOSURE OF PORTFOLIO HOLDINGS. A description of the Fund's policies and procedures with respect to the disclosure of its portfolio holdings is available in the Statement of Additional Information.

EXPENSES OF OTHER INVESTMENT COMPANIES. If the Fund invests in another investment company, the Fund's shareholders would be indirectly subject to the fees and expenses of that investment company, in addition to the fees and expenses of the Fund except in the case of affiliated funds where RMCI will absorb the additional fees and expenses.

SUITABILITY. Different investors have different investment goals. The Fund is intended to provide professional management for your cash and shorter-term assets. It mainly seeks current income, liquidity and stability. The Fund is not intended to be a balanced investment program.

                                 PRINCIPAL RISKS

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. THIS FUND IS NOT A MONEY MARKET FUND. The Fund's share price is subject to change daily, due to changes in general market conditions in response to economic, political and financial developments. The Fund is also subject to the risks associated with particular securities and the types of securities held. The Fund cannot guarantee that it will achieve its investment objective. The following factors could reduce the Fund's income level and/or share price:

     - INTEREST RATE AND YIELD FLUCTUATION RISK. Most of the Fund's performance depends on interest rates, and when interest rates fall, the Fund's yields will typically fall as well. In addition, as investments mature, the proceeds are reinvested at rates that may be lower than levels previously earned. When interest rates rise, the value of an investment in debt securities generally goes down, although the value of long-term debt securities generally goes down more than the value of short-term securities.

     - CREDIT RISK. Credit risk depends on the ability of an issuer to repay principal and interest when due and the terms of a particular obligation. A decline in the credit quality or credit rating of an issuer, or of the provider of credit support or a maturity-shortening structure for a security, can cause the value of the Fund's investment in the security to decrease.

     - REPURCHASE AND REVERSE REPURCHASE AGREEMENT RISK. Repurchase agreements involve the risk that the other party may default on its obligations, which may cause delays, losses and restrictions on the Fund's ability to dispose of the underlying securities. Reverse repurchase agreements involve the risk that the market value of the securities may be lower than the price at which the Fund has agreed to repurchase them. Reverse repurchase agreements also involve the risk that the other party may fail to return the securities at the agreed time or at all. If the Fund is not able to recover the securities and the value of the collateral held by the Fund is less than the value of the securities, the Fund may experience a loss on the transaction.

     - BANKING INDUSTRY RISK. The risks of investing in the banking industry include interest rate risk, credit risk and the risk of adverse regulatory developments.

     - FOREIGN SECURITIES RISK. Investments in foreign securities involve certain additional risks such as unfavorable political and economic developments, imposition of withholding taxes, seizure of foreign deposits and currency controls or other governmental restrictions which might affect payment of principal or interest. In addition, foreign companies are not regulated by U.S. authorities and are generally not bound by financial reporting standards comparable to U.S. standards.

     - LEVERAGING RISK. The Fund expects to use financial leverage for investment purposes in certain circumstances when, in the Adviser's judgment, borrowing costs are lower than the return that can be received from the investment of the proceeds from the borrowing. This is a speculative technique. If the Fund uses leverage, its losses may be higher than if it did not use leverage and the Fund may lose more than the amount of its actual investment. So long as the proceeds from borrowings are invested in securities that provide a higher rate of return than the cost of borrowing, the leverage will allow shareholders to receive a higher current rate of return than if the Fund were not leveraged. On the other hand, to the extent that the cost of leverage were to exceed the return on the securities acquired with borrowings, the Fund's use of leverage would result in a lower rate of return to shareholders than if the Fund were not leveraged. There is no assurance that the Fund's use of leverage will be successful. The use of leverage creates an opportunity for increased return, but also creates additional risks, including the possibility of greater volatility of net asset value. If the market value of the Fund's portfolio declines, the leverage will result in a greater decrease in net asset value than if the Fund were not leveraged.

     - MANAGED DISTRIBUTION; STABLE $1.00 NAV RISK. The Fund will follow a managed distribution policy. The Fund intends to declare daily dividends, consisting of net income earned. At times, daily dividend declarations could also include short-term capital gains, if any, on securities holdings and other Fund assets. A distribution of amounts exceeding net investment income and realized capital gains could result in a return of capital to investors for tax purposes. Over time, the Fund will distribute all of its net investment income and capital gains. Under-distribution of realized gains could result in a special year-end distribution to meet the requirements of the Internal Revenue Code of 1986, as amended, for the Fund to be treated as a regulated investment company, which would only benefit investors holding shares on the record date for the special distribution. The Fund will be managed to minimize the likelihood of special year-end capital gains distributions, and to avoid varying from a $1.00 net asset value. In the event of an over-distribution or an under-distribution, the Fund may engage in a reverse stock split or a stock split, respectively, in order to maintain a constant $1.00 share price. Large, rapid changes in interest rates or credit deterioration in significant holdings combined with redemptions of Fund shares could also adversely affect the Fund's ability to maintain a stable share price. THERE CAN BE NO GUARANTEE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE $1.00 NAV OR THAT THE FUND WILL NOT MAKE A DISTRIBUTION THAT RESULTS IN A RETURN OF CAPITAL.

     - PORTFOLIO TURNOVER RISK. The Fund employs an investment strategy that contemplates short-term trading of portfolio holdings. The Fund cannot accurately predict its portfolio turnover rate but anticipates that it may exceed 250% under normal market conditions. Higher turnover rates could result in increased expenses and the increased realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals).

     - VALUATION RISK. The Fund will generally use market prices obtained from independent pricing services to value its assets. If market prices are not readily available, or if, in the judgment of the Trustees, such pricing information does not represent fair value, the Fund's assets will be priced using "fair value." These prices may differ from market prices or the prices available from securities dealers.

     - TEMPORARY DEFENSIVE STRATEGY RISK. If the Fund temporarily holds assets in cash or cash equivalents, it may not achieve its investment objective.

                                   PERFORMANCE

No performance information is included since, as of the date of this Prospectus, the Fund has not yet commenced operations.

For the Fund's performance information, call toll-free (800) 637-1700 or visit our web site at www.reservefunds.com.

                                 FEES & EXPENSES

You will pay certain fees and expenses, described in the table below, if you buy and hold the different classes of shares of the Fund.

                                              CLASS 8   CLASS 10   CLASS 12   CLASS 13   CLASS 15   CLASS 20   CLASS 25
                                             --------   --------   --------   --------   --------   --------   --------
SHAREHOLDER FEES
(Fees paid directly from your investment)
Low Balance Fee*                                 0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%
Redemption Fees**                                0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from
Fund assets)
Management Fee***                                0.08%      0.10%      0.12%      0.13%      0.15%      0.20%      0.25%
Distribution and Service (12b-1) Fee             0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%
Other Expenses+                                  0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%
                                             --------   --------   --------   --------   --------   --------   --------
Total Annual Fund Operating Expenses++           0.08%      0.10%      0.12%      0.13%      0.15%      0.20%      0.25%
                                             ========   ========   ========   ========   ========   ========   ========
                                             CLASS 35   CLASS 45   CLASS TT   CLASS 85    CLASS S   CLASS R
                                             --------   --------   --------   --------   --------   --------
SHAREHOLDER FEES
(Fees paid directly from your investment)
Low Balance Fee*                                 0.00%      0.00%      0.00%      0.00%      0.00%      0.00%
Redemption Fees**                                0.00%      0.00%      0.00%      0.00%      0.00%      0.00%

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from
Fund assets)

Management Fee***                                0.35%      0.45%      0.70%      0.80%      0.80%      0.80%
Distribution and Service (12b-1) Fee             0.00%      0.00%      0.00%      0.05%      0.20%      0.30%
Other Expenses+                                  0.00%      0.00%      0.00%      0.00%      0.00%      0.00%
                                             --------   --------   --------   --------   --------   --------
Total Annual Fund Operating Expenses++           0.35%      0.45%      0.70%      0.85%      1.00%      1.10%
                                             ========   ========   ========   ========   ========   ========

----------
* The Fund may charge a monthly "Low Balance Fee" (currently $15). See "How to Sell Shares."

** Certain shareholders may also be subject to a fee for certain below-minimum redemptions by wire or check. See "How to Sell Shares."

*** The Fund pays a "Comprehensive Management Fee" that includes the advisory fee of 0.08%, as well as all administrative and customary operating expenses of the Fund, and shareholder liaison services (such as responding to inquiries and providing information on investments), record keeping charges, accounting expenses, transfer agent costs, and the expenses of preparing, printing and mailing shareholder reports and prospectuses. The Comprehensive Management Fee does not include the amounts described in footnote + below, for which the Fund pays its direct or allocated share.

+ Other Expenses include interest charges, taxes, extraordinary legal and accounting fees and other extraordinary expenses, government imposed fees and expenses, including, but not limited to, federal and state registration fees, costs of shareholder meetings, including proxy solicitation, the compensation of the chief compliance officer and related expenses, and the fees and expenses of the independent Trustees, for which the Fund pays its direct or allocated share. Although the Fund has not commenced operations, it estimates that these expenses for each class will be less than 0.005%.

++ The Adviser has agreed to contingently waive expenses or reimburse the Fund until December 31, 2005 to the extent that the Total Annual Operating Expenses for Class 8 shares exceed 0.08%, for Class 10 shares exceed 0.10%, for Class 12 shares exceed 0.12%, for Class 13 shares exceed 0.13%, for Class 15 shares exceed 0.15%, for Class 20 shares exceed 0.20%, for Class 25 shares exceed 0.25%, for Class 35 shares exceed 0.35%, for Class 45 shares exceed 0.45% and for Class TT shares exceed 0.70%. In addition, the Adviser has agreed to contractually waive expenses or reimburse the Fund to the extent that the Total Annual Operating Expenses for Classes 85, S and R exceed 0.80%. The Adviser reserves the right to recover in subsequent periods any excess reimbursement or contigent waiver allowed to the Fund for a period of not more than three fiscal years. If the Fund invests in an affiliated money market fund, it will reduce the fees and expenses payable by Fund investors by the amount of fees and expenses charged by that affiliated fund. If the Fund invests in an unaffiliated money market fund, shareholders would bear both their proportionate share of fees and expenses in the Fund (including investment advisory fees) and, indirectly, the fees and expenses of such money market fund (including investment advisory fees of that fund).

The Fund is a no-load fund, meaning that there are no sales charges (loads) or exchange fees associated with an investment in the Fund. The Annual Fund Operating Expenses are paid out of the Fund's assets, so these expenses affect the value of the Fund's shares. The Fund has not yet commenced operations, therefore the Other Expenses in the table above are estimated expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL YOUR SHARES AT THE ENDS OF THOSE PERIODS. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (before fee waivers and expense reimbursements or credits) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

SHARE CLASS                                             ONE YEAR   THREE YEARS
-----------                                             --------   -----------
Class 8                                                  $    8      $    26
Class 10                                                 $   11      $    33
Class 12                                                 $   13      $    40
Class 13                                                 $   14      $    43
Class 15                                                 $   16      $    50
Class 20                                                 $   21      $    66
Class 25                                                 $   26      $    83
Class 35                                                 $   37      $   115
Class 45                                                 $   47      $   148
Class TT                                                 $   74      $   230
Class 85                                                 $   89      $   279
Class S                                                  $  105      $   327
Class R                                                  $  116      $   360

    YOUR COSTS WOULD BE THE SAME WHETHER YOU STAYED IN THE FUND OR REDEEMED YOUR SHARES AT THE END OF ANY PERIOD.

                                 FUND MANAGEMENT

THE INVESTMENT ADVISER. Reserve Management Company, Inc., 1250 Broadway,
New York, NY 10001, the Fund's investment adviser, has provided management and investment advice to companies within the Reserve family of funds since November 15, 1971. As of December 31, 2004, RMCI had over $24 billion in assets under management. RMCI manages the Fund, subject to the policies adopted by the Board of Trustees, under the terms of an Investment Management Agreement.

The Investment Management Agreement provides that RMCI will furnish continuous investment advisory and other management and administrative services to the Fund, including transfer agent services. For its services, the Fund pays RMCI a comprehensive management fee at an annual rate based on average daily net assets of each outstanding class of the Fund's shares according to the schedule below. The fees are charged daily and paid periodically. RMCI may waive fees at its discretion. Such fee waivers are voluntary and may be discontinued at any time. RMCI reserves the right to recover any reimbursement or contigent waiver allowed to the Fund for a period of not more than three fiscal years after the reimbursement or waiver.

The comprehensive management fee (as a percentage of average daily net assets) for each Class is as follows:

                                      COMPREHENSIVE
                          CLASS       MANAGEMENT FEE
                          -----       --------------
                           8              0.08%
                           10             0.10
                           12             0.12
                           13             0.13
                           15             0.15
                           20             0.20
                           25             0.25
                           35             0.35
                           45             0.45
                           TT             0.70
                           85             0.80
                           S              0.80
                           R              0.80

The portion of the comprehensive management fee for services other than investment advice can be changed by the Board of Trustees without shareholder approval.

Michael Sheridan is the portfolio manager for the Fund and is primarily responsible for decisions regarding the Fund's investments. Mr. Sheridan joined RMCI in 1991 and has served as portfolio manager of the Fund since inception.

The Statement of Additional Information provides additional information about the portfolio manager's compensation and other accounts that he manages.

THE DISTRIBUTOR. The fund's distributor, Resrv Partners, Inc. ("Resrv"), 1250 Broadway, New York, NY 10001, is an affiliate of the Adviser.

The Fund has adopted a distribution and servicing plan under Rule 12b-1 for Classes 85, S and R that allows the Fund to pay fees for the sale and distribution of the shares of those classes. These fees are paid out of the assets of the respective class on an on-going basis, and over time will increase the cost of your investment and may cost you more than when you pay other types of sales charges. The distribution fees (as a percentage of average daily net assets) are as follows:

                          CLASS          12b-1 FEE
                          ------         ----------
                           85              0.05%
                           S               0.20%
                           R               0.30%

Resrv may waive distribution plan fees at its discretion and may discontinue the waivers at any time.

Distribution fees are used to pay the distributor to promote the sale of shares and the servicing of accounts of the Fund. The expenses incurred by the distributor under the 12b-1 Plan include the preparation, printing and distribution of prospectuses, sales brochures and other promotional materials sent to prospective shareholders. They also include purchasing radio, television, newspaper and other advertising and compensating the distributor's employees or employees of the distributor's affiliates for their distribution assistance. The distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The Adviser or an affiliate may make similar payments under similar arrangements. For further information on the distributor's payments for distribution, see the Fund's Statement of Additional Information.

YOUR ACCOUNT

                                HOW TO BUY SHARES

SHARE CLASSES. The Fund offers a number of share classes, which are designed to offer a variety of pricing options and services to meet the needs of both individual investors and institutions that make Fund shares available to their customers. You will need to decide on a share class to purchase before making your initial investment. You should consider the size of your investment and the impact of potential costs over the life of your investment. Each share class is available to all investors who meet the investment minimum for the class, as described below. Each share class may not be available for purchase in all states.

ACCOUNT OWNERSHIP. You will need to specify whether you wish to open a corporate account, a joint account or an individual account. When an account is registered in the names of two people, either person is entitled to redeem any or all of the shares in the account. The Account Application provides that each party to a joint account will indemnify the Fund for actions taken on the instructions of the other party. The Fund will not be responsible for actions taken by either party with respect to this type of account.

MINIMUM PURCHASES. Different share classes are subject to different minimum initial and subsequent investment requirements, as indicated below. The Fund may change the minimum investment requirements at any time.

MINIMUM INITIAL AND SUBSEQUENT INVESTMENT:

                                      MINIMUM      IRA INITIAL      MINIMUM      IRA SUBSEQUENT
                                      INITIAL        ACCOUNT       SUBSEQUENT       ACCOUNT
SHARE CLASS                          INVESTMENT      MINIMUM       INVESTMENT       MINIMUM
                                    ------------   -----------   -------------   --------------
Class 8                             $ 50,000,000           N/A   $   5,000,000              N/A
Class 10                            $ 40,000,000           N/A   $   3,500,000              N/A
Class 12                            $ 35,000,000           N/A   $   2,500,000              N/A
Class 13                            $ 25,000,000           N/A   $   1,500,000              N/A
Class 15                            $ 20,000,000           N/A   $   1,000,000              N/A
Class 20                            $ 15,000,000           N/A   $     500,000              N/A
Class 25                            $ 10,000,000           N/A            None              N/A
Class 35                            $  7,000,000           N/A            None              N/A
Class 45                            $  5,000,000           N/A            None              N/A
Class TT                            $    250,000   $     1,000   $      10,000   $          250
Class 85                            $    100,000           N/A            None              N/A
Class S                             $     50,000   $     1,000            None   $          250
Class R                                     None   $     1,000            None   $          250

HOW FUND SHARES ARE PRICED. Investors pay no sales charges to invest in the Fund. The price you pay for a share of the Fund, and the price you receive upon selling or redeeming a share of the Fund, is the Fund's net asset value per share (NAV) for that class of shares. The NAV is calculated by taking the total value of the assets of each share class, subtracting its liabilities, and then dividing by the number of shares of that class that are issued and outstanding.

The Fund's NAV is calculated as of 5:00 p.m. Eastern Time, its cut-off time for accepting purchase orders and redemption requests. Generally, the NAV is not calculated and purchase and redemptions orders are not accepted on days that the New York Stock Exchange ("NYSE") is closed. In addition, the NAV is not calculated and orders are not accepted on Columbus Day and Veterans Day when banks are closed. However, the NAV may be calculated and purchase and redemption orders accepted on any day if RMCI determines it is in the shareholders' interest to do so. Your order will be priced at the next NAV calculated after payment for your order is received by the Fund in investable funds. No purchase of shares will be modified or cancelled after the cut-off time set for calculating the Fund's NAV.

The Fund will generally use market prices obtained from independent pricing services to value its assets. If market prices are not readily available, or if, in the judgment of the Trustees, such pricing information does not represent fair value, the Fund's assets will be priced using "fair value." Such "fair value" determination shall be made by the Valuation Committee or the Adviser. A security's "fair value" price may differ from the price next available from independent providers or the market price. For securities whose remaining maturity is 60 days or less, the Fund will use amortized cost, which does not take into account market fluctuations.

PAYMENT FOR SHARES. All share purchases must be paid for in U.S. dollars. Foreign or travelers checks, cash, money orders, credit card convenience checks, "starter" checks or post-dated checks will not be accepted. In addition, in order to protect the Fund from check fraud, checks payable to third parties will not be accepted. An initial direct purchase must be accompanied by an Account Application. We are required by law to verify your identity. If the required information is not provided on your Account Application or cannot be verified, we may not be able to open an account or may close an account at any time. All payments for share purchases must be made by one of the two methods noted below:

     - By check - You may purchase shares with a check drawn on a U.S. bank, payable to The Reserve Yield Plus Fund or payable to and endorsed by the accountholder. You must include your account number (or Taxpayer Identification Number) on your check. A fee (currently $15) will be imposed if any check does not clear and the investor will be liable for any portfolio loss and costs the Fund incurs due to the returned check. Checks may be mailed or delivered to The Reserve Funds, 1250 Broadway, 32nd Floor, New York, NY 10001.

     - By Federal wire - Please call Reserve at 800-637-1700, between 8:30 a.m. and 6:00 p.m. Eastern Time on any business day, or contact the firm from which you received this Prospectus, for specific instructions for purchasing shares by wire transfer.

Your order will be priced at that day's NAV if we receive your properly completed order before the cut-off time and your payment by Federal Wire is received on the same day, and you will earn dividends beginning on that day. If you pay for shares by check, your order will be entered and priced at the NAV on the day we receive your properly completed order before the cut-off time and you will earn dividends beginning on that day. Checks and wires which do not correctly identify the account to be credited may be returned or may delay the purchase of shares.

INVESTMENTS THROUGH THIRD PARTIES. Investments made through a third party such as a broker-dealer, financial institution or other financial intermediary, rather than directly with the Fund, may be subject to different policies and fees than those described here. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. You should consult a representative of the financial intermediary for more information.

INVESTMENTS THROUGH THE EXCHANGE PRIVILEGE. Investors can acquire shares of the Fund by an exchange from the same class of Reserve money market funds and shares of affiliated Hallmark funds. Any new account established through an exchange will have the same privileges as the original account (provided that they are available), except that checkwriting privileges may vary.

INVESTMENTS THROUGH SWEEP PROGRAMS. Investments made through a sweep program may be subject to different investment minimums, policies and fees than those described here. You should consult a representative of the sweep program for more information.

RIGHT TO REFUSE PURCHASES AND EXCHANGES. The Fund reserves the right to refuse any purchase or exchange request for any reason.

                               HOW TO SELL SHARES

You may redeem your shares on any day that the Fund's net asset value is calculated. Shares will be redeemed at the next NAV determined after receipt of a redemption request, by telephone or in writing, by the Fund in proper form. Redemption requests received after the cut-off time for the calculation of the Fund's NAV on any day will be redeemed at the NAV calculated on the next business day. Shares do not earn dividends on the day a redemption is processed, regardless of the time the order is received.

Redemption proceeds can be paid by check or by wire transfer. When redeeming recently purchased shares, please be aware that if the Fund had not yet collected payment for the shares you are selling, it will delay sending the proceeds until it has collected payment (not more than fifteen (15) calendar days from the date of purchase). The Fund assumes no responsibility for delays in the receipt of wired or mailed funds. The Fund may suspend the redemption of shares for over seven (7) days if trading is restricted on the NYSE, if an emergency is declared by the SEC or if otherwise permitted by SEC order.

A check writing service fee of $100 may be charged for redemption checks of less than $100,000 by Class 8, 10, 12, 13, 15, 20, 25, 35 and 45 shareholders and a fee of $5 may be charged for redemption checks of less than $100 by Class 85, TT, S and R shareholders. There will be a fee of $10 on all wire redemptions of less than $1 million for Class 8 shares, less than $1 million for Class 10 shares, less than $750,000 for Class 12 shares, less than $750,000 for Class 13 shares or less than $500,000 for Class 15 shares; a fee of $100 on all wire redemptions of less than $100,000 for Class 20, 25, 35 and 45 shares; and a fee of $10 on all wire redemptions of less than $10,000 for Class 85, TT, S and R shares. Service fees may be reduced or waived under certain conditions and increased upon 60 days' notice to shareholders. Copies of shareholder redemption checks are not retuned to shareholders.

TELEPHONE REQUESTS. If you completed the "Redemption and Exchanges by Telephone" information on your Account Application, you may redeem your shares by calling 800-637-1700. Telephone redemptions will be sent to the bank or brokerage account designated on the shareholder's Account Application, if any. To change your designated brokerage or bank account, contact the firm through which you purchased your Fund shares, or, if you purchased your shares directly from the Fund, send a written request with a signature guarantee to the Fund. Telephone redemptions may also be sent to your home address provided that the Fund's records do not indicate that it has been changed within thirty (30) days of such redemption request. The Fund reserves the right to record telephone calls and to refuse a telephone redemption if it reasonably believes that the instructions are not genuine or if there appear to be other irregularities regarding the request. Unless you did not sign up for telephone privileges or the Fund fails to take reasonable measures to verify the request, the Fund will not be liable for any unauthorized telephone redemption, or for any loss, cost or expense for acting upon telephone instructions which it reasonably believes to be genuine.

WRITTEN REQUESTS. When making a redemption request in writing, please include your account number, the Fund name, either the dollar amount or the number of shares you want to redeem, where the proceeds are to be sent or deposited, whether the redemption is to be made by check or by wire transfer and the name(s) and signature(s) of required account holders. A signature guarantee will also be required for the types of redemptions listed below. If you are redeeming shares held in your IRA, please call the Fund for information regarding the applicable withholding requirements.

SIGNATURE GUARANTEES. The following types of redemptions require written instructions and a signature guarantee:

     - the redemption is for more than $10,000 or the redemption proceeds are being sent to an address other than the bank or brokerage account previously designated by the shareholder; or

     -  the account address has been changed within the past thirty (30) days;
        or

     - the redemption proceeds are to be sent to someone other than the account owner at the address of record.

Signature guarantees are designed to protect both you and the Fund from fraud and reduce the risk of loss. A signature guarantee can be obtained from most banks, credit unions or savings associations, or from broker/dealers, national securities exchanges or clearing agencies deemed eligible by the SEC. Notaries cannot provide signature guarantees. Joint account owners need only provide a signature guarantee for one of the account's registered owners.

CHECK WRITING PRIVILEGE. Once you complete an application or a signature card and certain other documentation, you may redeem your Class TT, 85, S and R shares of the Fund by using your Reserve check writing privileges to write checks for a minimum of $100 against your account. A check will be returned (bounced) and a fee of $15 will be charged if you request a stop payment; the check is postdated; it contains an irregularity in the signature, the amount or otherwise; it is for an amount less than $100; the signature or the payee is missing; or it is written against accounts with insufficient or uncollected funds. Checks may not be used to close your account. Checking may not be available to clients of some financial intermediaries and some financial intermediaries may establish their own minimum check amount.

REDEMPTIONS THROUGH THIRD PARTIES. If you purchased or hold your shares through a financial intermediary, you should contact a representative of the financial intermediary for information about selling your shares. Redemptions through a financial intermediary may involve the firm's own redemption minimums, services fees or other requirements, which may be different from those described here.

REDEMPTIONS THROUGH THE EXCHANGE PRIVILEGE. Investors can exchange some or all of their shares for shares of the same class in other Reserve funds or shares of the affiliated Hallmark funds. Investors can request an exchange in writing or, if you have provided the proper information, by telephone. Be sure to read the current prospectus for any fund into which you would like to exchange. Any new account established through an exchange will have the same privileges as the original account (provided such privileges are available). There is currently no fee for exchanges among funds in the Reserve and Hallmark family of funds. The Fund reserves the right to change or discontinue the exchange privilege on sixty
(60) days' notice from the Fund.

REDEMPTIONS IN KIND. If the amount of a redemption request is large enough to affect the Fund's operations (for example, if the request is greater than $250,000 or 1% of the Fund's net asset value), the Fund reserves the right to make payment in portfolio securities rather than in cash ("redemption in kind"), without notice. A shareholder may incur transaction expenses in converting the securities received into cash.

MINIMUM BALANCE REQUIREMENTS. Because of the expenses of maintaining shareholder accounts, if an account, other than an IRA account, has an average monthly account balance of less than the minimum required for that share Class, and there has been no shareholder activity in the account for the past 12 months, the Fund may, after 30 days notice, charge a monthly low balance fee (currently $15) or may redeem the shares and close the account. No account will be charged a fee or closed if the decline in balance is due to a decrease in share price. The applicable minimum balance requirements are $100,000 in Classes 8, 10, 12, 13, 15, 20, 25, 35 or 45 and $1,000 in Classes TT, 85, S and R. Some
financial intermediaries may establish different minimum balances and fee amounts.

                       FREQUENT PURCHASES AND REDEMPTIONS

The Fund is designed as an investment vehicle for short-term cash management and is intended to provide liquidity to shareholders. Frequent purchases and sales of Fund shares by investors may increase fund expenses and necessitate changes in portfolio management strategies. RMCI does not monitor or limit short-term trading activity in the Fund regardless of frequency. Accordingly, the Board has not approved any policies and procedures designed to limit this activity. However, the Fund reserves the right to and may reject or cancel a purchase or exchange order for any reason, including if, in RMCI's opinion, there appears to be a pattern of excessive trading by an investor in other funds in the Reserve family of funds.

SHAREHOLDER SERVICES

                              SHAREHOLDER SERVICES

The Fund offers a variety of shareholder services to make it more convenient for you to manage your account and to provide options to expand your investment opportunities. For more information on any of the following services, please call 800-637-1700 between 8:30 a.m. and 6:00 p.m. Eastern Time on any business day or visit our website at www.reservefunds.com. Applications for some of these services are also available on our website in the "Form Library" of the "Literature Center."

INDIVIDUAL RETIREMENT ACCOUNTS. Investors may use Class TT, S and R shares of the Fund as an investment for an Individual Retirement Account ("IRA"). An IRA Master Plan with information regarding administration fees and other details is available by calling 800-637-1700 and pressing "0."

RESERVE EASY ACCESS.(SM) Reserve Easy Access is The Reserve Funds' 24-hour toll-free telephone service that lets shareholders use a touch-tone phone for a variety of options, which include obtaining performance information, account balances and check reorders. To use Easy Access, call 800-637-1700.

RESERVE ONLINE ANYWHERE(R) ACCESS. You may also access account activity for the previous six months, current price information and other information through OnLine Anywhere Access at www.reservefunds.com. You must call 800-637-1700 to activate OnLine Anywhere Access.

SHAREHOLDER COMMUNICATIONS. An account statement is sent to each shareholder at least quarterly. Shareholders are advised to retain all account statements. Shareholders have a duty to examine their account statements and report any discrepancies to the Fund immediately. Failure to do so could result in the shareholder suffering a loss. The Fund may choose not to send duplicate copies of shareholder communications, such as the Prospectus and Annual Report, to related accounts at a common address. If you would like to receive additional copies of these materials, please contact the Fund or the financial intermediary through which you purchased your Fund shares.

AUTOMATIC ASSET-BUILDER PLAN. You may purchase shares of the Fund by automatically transferring a fixed dollar amount ($25 minimum) into your Reserve Yield Plus account from a checking, NOW money market deposit account or from a U.S. government distribution such as social security, a federal salary, certain veterans' benefits, or other regular payments from the federal government. You may also purchase shares automatically by arranging for all or a specified amount of your salary to be directly deposited into your Reserve account. Please call 800-637-1700 or visit the "Form Library" in the "Literature Center" on our website at www.reservefunds.com for an application.

RESERVE eDELIVERY. The Fund may provide electronic delivery of the prospectus and other shareholder communications by eDelivery. In order to receive this service, you must register your account and provide us with e-mail information. Please call 800-637-1700 between 8:30 a.m. and 6:00 p.m. Eastern Time on any business day for more information or enroll online at www.reservefunds.com/eDelivery. You must provide a verifiable e-mail address to enroll. Reserve eDelivery may not be available if you hold your Fund shares through a broker, dealer or other financial intermediary. Contact a representative of your financial intermediary for more information.

SPECIAL SERVICES. The Fund may charge shareholder accounts for specific costs incurred in processing certain shareholder requests including, but are not limited to, providing copies of shareholder checks and account statements from past periods, stop payment orders and providing special research services.

DIVIDENDS, DISTRIBUTIONS & TAXES

                        DIVIDENDS, DISTRIBUTIONS & TAXES

The following discussion is intended as general information only; it is not a complete analysis of the federal tax implications of an investment in the Fund. Because each person's tax situation is unique, you should consult your own tax adviser(s) with regard to the federal, state and local tax consequences of the purchase, ownership, exchange and redemption of Fund shares. If you invest through a tax-deferred account, such as a retirement plan, you generally will not pay tax on dividends and distributions paid by the Fund until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser. The applicable tax laws affecting the Fund and its shareholders are subject to change, including retroactive change.

The Fund declares dividend distributions daily and pays them monthly. The dividend distribution will include the net investment income and could at times include amounts of realized short-term capital gains, if any, on securities holdings and other Fund assets. Shareholders redeeming shares will receive all dividends declared through the date of redemption. The Fund anticipates that most of its dividends will consist of ordinary income, and that capital gains, if any, will be primarily short-term capital gains. Over the course of the year, substantially all of the Fund's net investment income and net short-term capital gains will be declared as dividends. Net realized long-term capital gains, if any, will be distributed by the Fund at least annually.

Recently enacted legislation reduces the tax rate on certain dividend income and long-term capital gain. However, to the extent the Fund's distributions are derived from income on short-term debt securities and short-term capital gain, the Fund's distributions will not be eligible for this reduced tax rate. Distributions of any long-term capital gains earned by the Fund would be taxable to you as long-term capital gains, regardless of how long you have held your Fund shares.

All distributions are paid in the form of additional shares, unless you have requested that they be distributed to you in cash. This request may be made on your initial Account Application or by writing to the Fund. Distributions are taxable to you in the same manner whether you receive them in cash or reinvest them in additional Fund shares.

If you redeem Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and may recognize gain or loss on the transaction. Such gain or loss will generally be capital gain or loss, if any, which will be subject to the rules on long-term capital gains and losses to the extent you have held your shares for more than one year. Because the Fund seeks to maintain a stable $1.00 NAV, you are not likely to recognize a gain or loss on the redemption or exchange of shares.

After the end of each year, the Fund will provide you with information about the dividends and distributions you received. If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your dividends, distributions and redemption proceeds.

It is the Fund's intention to distribute substantially all of its net investment income. At times a portion of the Fund's daily dividend distribution may come from net realized short-term capital gains or other Fund assets. If, for any distribution, the Fund's net investment income and net realized short-term capital gain is less than the amount of the distribution, the differences could result in a return of capital to investors for tax purposes. Net realized long-term capital gains, if any, would be distributed by the Fund at least annually.

The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the tax consequences to you of an investment in the Fund.

FINANCIAL HIGHLIGHTS

                              FINANCIAL HIGHLIGHTS

As the Fund has not yet commenced operations, no financial information is available as of the date of this Prospectus.

                                                                  PRIVACY POLICY

                  PROTECTING YOUR PRIVACY AT THE RESERVE FUNDS*

PROTECTING CUSTOMER INFORMATION: Keeping your personal information secure is important to us at Reserve. This Privacy Policy explains how we protect your privacy, when we collect and use information about you in order to administer your account, and the measures we take to safeguard that information.

ALL PERSONAL INFORMATION PROVIDED BY OUR CUSTOMERS IS USED EXCLUSIVELY TO ADMINISTER OUR BUSINESS AND RELATED SERVICES IN A MANNER CONSISTENT WITH ALL APPLICABLE LAWS AND REGULATIONS. IT IS KEPT CONFIDENTIAL AND NOT SOLD TO THIRD PARTIES FOR USE IN MARKETING OR SOLICITATION. WE MAINTAIN YOUR PERSONAL INFORMATION ACCORDING TO STRICT STANDARDS OF SECURITY AND CONFIDENTIALITY.

Reserve requires that employees with access to confidential information not use or disclose the information except for our internal business use. Only employees who need this information to service your accounts have access to this information. Such employees are trained to safeguard your personal information.

WHO IS COVERED BY OUR PRIVACY POLICY: This Privacy Policy applies to all current and former customers of The Reserve Funds. Customers who receive information from Reserve through the Internet are covered by Reserve's Internet Security Statement, which is posted on our website at www.reservefunds.com. The site also contains links to unaffiliated websites. The Reserve Funds is not responsible for the privacy practices or the content of such other websites.

Customers receive our Privacy Policy when they open a new account and annually thereafter. Our current policy is available online at www.reservefunds.com. You will be notified of any major change to the Privacy Policy.

TYPES OF INFORMATION WE COLLECT FROM OUR CUSTOMERS:

     - Information from applications, incoming phone calls, online registrations or other forms (such as your name, address, e-mail address, social security number and income).

     - Information about your Reserve account, account transactions (E.G., account number, spending and payment history, use of online products and services) and other transactions with The Reserve Funds and others.

     - Information about your creditworthiness, credit history, and information about you obtained from consumer reporting agencies or other companies we work with, and information obtained in connection with our efforts to protect against fraudulent or unauthorized use of your account(s).

     - If you visit our Web site, we use software to collect anonymous data including browser types, pages visited, date of visit and time spent on our site. With or without cookies, our website keeps track of usage data, such as the source address of a page request, your IP address or domain name, the date and time of the page request, the referring website (if any) and other parameters in the URL. We use this data to better understand website usage and to improve our website. The information is stored in log files and is used for aggregated and statistical reporting. This log information is not linked to personally identifiable information gathered elsewhere on the site. Please refer to our Internet Security Statement found on our Web site www.reservefunds.com for more information.

     - If you utilize Reserve's online services, we retain your user ID and password and information about your use of our website so that we can recognize you as a registered user of a Reserve online service and personalize your online session.

USE OF INFORMATION: When we collect personal information from you, we will reference this policy or otherwise explain to you how we intend to use the information. We use personal information in ways compatible with the purposes for which we originally requested it. We limit the collection and use of personal information to what is necessary to

                                       (i)
administer our business. Reserve shares personal information about you to give you superior customer service, provide convenient access to our services and make a wider range of products available to you. We share this information in the following ways:

     - LEGAL AND ROUTINE BUSINESS REASONS. Reserve may disclose personal information as required by law. We do reserve the right to disclose personal information in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to process and service your account(s), to protect against fraud, to protect the security of our records, to protect our rights or property, or upon your written request. Personal information may be shared with third-party service providers for the sole purpose of performing services for The Reserve Funds. Companies we hire to provide support services must conform to our privacy standards. They are required to keep this information confidential and not use it for any other purpose than to carry out the services they are performing for The Reserve Funds, such as printing statements, checks, etc.

     - MARKETING PURPOSES. We may also share information we have about you, as described above, with third parties hired by Reserve to market Reserve products and services exclusively.

     - SHARING INFORMATION WITHIN RESERVE. The Reserve Funds and its affiliated companies offer a selection of financial products and services. We may share information we have about you, as described above, among these entities. Some of the benefits to you include improved customer service and responsiveness and detection of unusual behavior to help prevent unauthorized transactions or fraud.

QUESTIONS: If you have any questions, please call our Customer Service Department at 800-637-1700 and press zero between the hours of 8:30a.m. and 6:00p.m. Eastern Time or send a letter to The Reserve Funds, Attn:
Administrative Department, 1250 Broadway, New York, NY 10001-3701

WE CONSTANTLY EVALUATE OUR PROCEDURES TO PROTECT PERSONAL INFORMATION AND MAKE EVERY EFFORT TO KEEP YOUR PERSONAL INFORMATION ACCURATE AND CURRENT. IF YOU IDENTIFY ANY ERROR IN YOUR PERSONAL INFORMATION OR NEED TO CHANGE THAT INFORMATION, PLEASE CONTACT US AND WE WILL UPDATE OUR RECORDS. IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT US BY E-MAIL AT customerservice@reservefunds.com OR CALL US AT 1-800-637-1700 AND PRESS ZERO.

OPTIONS RELATING TO DISCLOSURE OF PERSONAL INFORMATION: We will not contact you regarding additional Reserve products or services, and we will not provide personal information to any third parties for this purpose, if you instruct us not to do so. To give us such instructions, please e-mail us at customerservice@reservefunds.com or call us at 1-800-637-1700 and press zero. If you choose this option, we will continue to contact you from time to time to notify you of changes or updates to your account, to our services or to our website.

WAYS YOU CAN PROTECT YOUR PRIVACY:

Here are some measures to take to help prevent theft of your identity:

- Do not share your account information, including personal or secret codes or passwords, with others.

-    Never provide confidential information to unknown callers.

-    Protect your account records including all statements and receipts.

- Use a secure browser when doing business on the Internet, and exit online applications when finished.

                                      (ii)

IF YOU BELIEVE YOU MAY BE A VICTIM OF IDENTITY THEFT, YOU SHOULD:

-    Contact Reserve customer service immediately.

- Report the theft to each of these credit reporting agencies: Experian - 888-397-3742; Equifax - 800-525-6285 and TransUnion - 800-680-7289.

- File a police report in your local jurisdiction; retain the report number and name of the officer with whom you filed the report.

- Contact the Federal Trade Commission's Identity Theft Hotline at 877-IDTHEFT to file a complaint or go to www.consumer.gov/idtheft.

* All references in this notice to "The Reserve Funds" or "Reserve" include the Reserve family of funds, Reserve Management Corp., Reserve Management Company, Inc., or Resrv Partners, Inc., member NASD.

                                      (iii)

This Prospectus contains the information about the Fund, which a prospective investor should know before investing.

The Statement of Additional Information ("SAI") contains additional and more detailed information about the Fund, and is incorporated by reference into this Prospectus. The Fund's Annual and Semi-Annual Reports list the Fund's holdings, describe Fund performance, and include other information about the Fund's investments. You may obtain these documents without charge, make inquiries or request other information about the Fund by calling The Reserve Funds toll free at 800-637-1700.

Information about the Fund (including the SAI) can be reviewed and copied at the Sec's Public Reference Room In Washington, D.C. For information on the operation of the public reference room call 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

                    INVESTORS ARE ADVISED TO READ AND RETAIN
                      THIS PROSPECTUS FOR FUTURE REFERENCE.

[THE RESERVE FUNDS(R) LOGO]
"The World's First Money-Market Fund"(R)

1250 Broadway, New York, NY 10001-3701
212-401-5500

GENERAL INFORMATION AND 24 HOUR PERFORMANCE AND
BALANCE INFORMATION
800-637-1700--www.reservefunds.com

Distributor--Resrv Partners, Inc.
RYP 05/05

Reserve Yield Plus Fund Investment Company Act File
Number: 811-21492
(C) Reserve Management Company, Inc.

[THE RESERVE FUNDS(R) LOGO]
Founders of
"The World's First Money-Market Fund"(R)
Est. 1970

RESERVE YIELD PLUS FUND
   OF RESERVE
SHORT-TERM INVESTMENT TRUST

PROSPECTUS

MAY 18, 2005

                       STATEMENT OF ADDITIONAL INFORMATION

                             RESERVE YIELD PLUS FUND
                                       OF
                       RESERVE SHORT-TERM INVESTMENT TRUST

                     1250 BROADWAY, NEW YORK, NY 10001-3701
                           212-401-5500 - 800-637-1700

                              --------------------

                   24-HOUR PERFORMANCE AND BALANCE INFORMATION

                 NATIONWIDE 800-637-1700 - www.reservefunds.com

The Reserve Short-Term Investment Trust (the "Trust") was organized as a Delaware statutory trust on January 14, 2004. The Trust is an open-end, diversified management investment company, registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Trust currently has one authorized series, Reserve Yield Plus Fund (the "Fund"). The Fund offers 13 classes: Class 8, Class 10, Class 12, Class 13, Class 15, Class 20, Class 25, Class 35, Class 45, Class Treasurer's Trust ("Class TT"), Class 85, Class S, and Class R (each a "Class"). Additional series and classes may be added in the future by the Board of Trustees (the "Trustees").

                              --------------------

This Statement of Additional Information ("SAI") is not a prospectus, and should be read in conjunction with the combined prospectus of the Fund dated May 18, 2005 (the "Prospectus"). The Prospectus is incorporated by reference into this SAI and this SAI is incorporated by reference into the Prospectus.

A copy of the Prospectus may be obtained without charge by writing to the Trust at the address shown above or by calling Reserve Management Company, Inc., the Fund's investment adviser ("RMCI" or the "Adviser"), toll free at 800-637-1700, or by accessing our website at www.reservefunds.com. The SEC maintains a web site (http://www.sec.gov) where you can download the SAI, the Prospectus, material incorporated by reference and other information regarding the Fund.

                              --------------------

         THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED MAY 18, 2005.

TABLE OF CONTENTS

                                                                     PAGE
                                                                     ----
Description of the Fund                                               3

Investment Strategies and Risks                                       3

Portfolio Transactions                                                7

Management of the Trust                                               7

Investment Management Arrangements                                   11

Portfolio Manager Disclosure                                         13

Distribution Arrangements                                            13

Other Service Providers                                              14

Information About the Trust                                          14

How to Buy and Sell Shares                                           15

Shareholder Services                                                 19

Dividends, Distributions and Taxes                                   19

Performance Information                                              24

Financial Statements                                                 25

Ratings                                                              25

Appendix A - Proxy Voting Policy and Procedures                      26

Appendix B - Report of Independent Registered Public Accounting Firm 29

          SHARES OF THE FUND ARE NEITHER GUARANTEED NOR INSURED BY THE
           U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUND
      WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

                      THE FUND IS NOT A MONEY MARKET FUND.

                             DESCRIPTION OF THE FUND

The investment objective of the Fund is to seek as high a level of current income as is consistent with preservation of capital and liquidity. Achievement of this objective is not guaranteed. This investment objective may not be changed without the vote of a majority of the outstanding shares of the Fund as defined in the Investment Company Act. The Fund seeks to maintain a stable $1.00 share price. THE FUND IS NOT A MONEY MARKET FUND.

Investment in the Fund is not insured or guaranteed by the U.S. Government, Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money investing in the Fund.

The Fund is a diversified mutual fund, and as such, under Section 5(b) of the Investment Company Act, must have 75% of the value of its total assets in cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of its total assets and to not more than 10% of the outstanding voting securities of such issuer. The Fund may invest up to 25% of the value of its total assets without regard to this limitation. The Board of Trustees may not change the Fund's diversification status without a "Majority Vote" as defined below under "Investment Strategies and Risks." The Fund may invest more than 5% of its assets in securities issued by agencies and instrumentalities of the United States government. Up to 25% of the Fund's assets may be invested in affiliated money market funds. The Fund intends to concentrate, and normally invest at least 25% of its total assets, in commercial banks, savings institutions and foreign banks.

The following information supplements, and should be read in conjunction with, the Prospectus.

                         INVESTMENT STRATEGIES AND RISKS

FUND POLICIES. The Fund's investment objective and the following investment policies may not be changed without the affirmative vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund (a "Majority Vote"). The Fund cannot:

     (1) borrow money, except to the extent permitted under the Investment Company Act;

     (2) issue senior securities except as permitted under the Investment Company Act;

     (3) act as an underwriter with respect to the securities of others except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

     (4) invest 25% or more of its total assets in any particular industry or group of industries, except that it will invest at least 25% of its total assets in commercial banks, savings institutions and foreign banks; this limitation does not apply to investments in U.S. government securities or repurchase agreements fully collateralized by U.S. government securities;

     (5) purchase, sell or otherwise invest in real estate or commodities or commodity contracts, except that the Fund may purchase readily marketable securities of companies holding real estate or interests therein;

     (6) make loans except: through loans of portfolio securities (in an amount not to exceed 33 1/3% of the Fund's total assets, including the loan collateral), entry into repurchase agreements, acquisitions of securities consistent with its objective and policies and as otherwise permitted by the Investment Company Act;

     (7) sell any security short or write, sell or purchase any futures contract or put or call option; and

     (8) purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

Notwithstanding the foregoing investment restrictions, the Fund may invest substantially all of its assets in a related open-end investment company that invests in money market-type securities. If the Fund invests in an affiliated money market fund, it will reduce the fees and expenses payable by Fund investors by the amount of fees and expenses charged by that affiliated fund. If the Fund invests in an unaffiliated money market fund, shareholders would bear both their proportionate share of fees and expenses in the Fund (including investment advisory fees) and, indirectly, the fees and expenses of such money market fund (including the investment advisory fees of that fund).

The Investment Company Act prohibits open-end funds from issuing "senior securities" other than bank borrowings that have at least 300% asset coverage. The Fund will not be considered to have issued a "senior security" by entering into reverse repurchase agreements because it will maintain liquid assets in a segregated account having a value equal to the repurchase price, including interest.

Under the Investment Company Act, the Fund may borrow money from banks for any purpose on a secured basis in an amount up to 1/3 of the Fund's total assets. Specifically, provisions of the Investment Company Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed.

Although not currently using a "master/feeder" structure, pursuant to receipt of an order of exemption from the SEC, the Trust may use a "master/feeder" structure if approved by an affirmative vote of the Trustees, including the independent Trustees, and 60 days' advance written notice is made to all shareholders. In that case, the Fund would be a "feeder fund," meaning that it would invest in a corresponding "master fund" rather than investing directly in securities. The master fund in turn invests in securities using the strategies described in this Prospectus. If the Fund invests in a "master fund," its overall expense ratio may increase.

The Fund and RMCI have obtained an order of exemption (the "Order") from the SEC to permit the investment of uninvested cash amounts in certain money market funds advised by RMCI ("Investment Funds"). The Order contains a number of conditions that are designed to ensure that the program does not involve overreaching by RMCI or any of its affiliates. These conditions include percentage limitations on the amount of a Fund's assets that may be invested in the Investment Funds, restrictions on the Investment Funds' ability to collect sales charges and certain other fees, and a requirement that, in connection with the renewal of RMCI's advisory agreement with the Fund, the Board of Trustees evaluate whether to reduce the advisory fee to account for any change in the services provided to the Fund by RMCI as a result of the investment in the Investment Funds.

The following section contains more detailed information about the types of instruments in which the Fund may invest and a summary of related risks. The Fund may not buy all of these instruments or use all of these techniques; they will be utilized if, in the Adviser's opinion, it believes that such action will help the Fund achieve its investment objective.

U.S. GOVERNMENT SECURITIES. U.S. government securities include a variety of instruments which are issued or guaranteed by the U.S. Treasury, various agencies of the federal government and various instrumentalities which have been established or sponsored by the U.S. government, and certain interests in the foregoing types of securities such as U.S. Treasury STRIPS. U.S. government securities include direct obligations of the U.S. Treasury (such as Treasury bills, Treasury notes, and Treasury bonds). Obligations such as securities issued by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC"), the Federal National Mortgage Association ("FNMA"), the Student Loan Marketing Association ("SLMA") and the Federal Home Loan Bank ("FHLB") are also considered U.S. government securities. Some obligations of agencies and instrumentalities of the U.S. government, such as GNMA, are supported by the full faith and credit of the U.S. government. Other securities, such as obligations issued by FNMA and SLMA, are supported by the right of the issuer to borrow from the U.S. Treasury; and others, such as obligations issued by FHLB and FHLMC, are supported only by the credit of the agency or instrumentality issuing the obligation. In the case of securities not backed by the full faith and credit of the U.S. government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

U.S. Treasury STRIPS permit the separate ownership and trading of the interest and principal components of direct obligations of the U.S. Treasury. These obligations may take the form of (i) obligations from which interest coupons have been stripped; (ii) the interest coupons that are stripped; or (iii) book-entries at a Federal Reserve member bank representing ownership of obligation components.

BANK OBLIGATIONS. Except during temporary defensive periods, the Fund intends to invest 25% or more of its total assets in the aggregate in bank obligations that include CDs, banker's acceptances, letters of credit, commercial paper and time deposits. A certificate of deposit is a negotiable certificate representing a bank's obligation to repay funds deposited with it, earning a specified rate of interest over a given period. A banker's acceptance is a negotiable obligation of a bank to pay a draft which has been drawn on it by a customer. A time deposit is a non-negotiable deposit in a bank earning a specified interest rate over a given period of time. A letter of credit is an unconditional guarantee by the issuing bank to pay principal and interest on a note a corporation has issued.

Domestic banks are subject to extensive government regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is dependent largely upon the availability and cost of funds. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry. Domestic commercial banks organized under federal law are supervised and examined by the Controller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities and the FDIC, but are members of Federal Reserve System only if they elect to join. As a result of federal and state laws and regulations, domestic banks are, among other things, generally required to maintain specified levels of reserves and are subject to other regulations designed to promote financial soundness.

FOREIGN SECURITIES. The Fund may invest in corporate debt obligations of foreign companies and U.S. dollar denominated obligations of foreign banks located in industrialized nations such as Australia and Canada and the nations of Western Europe and foreign branches of U.S. and foreign banks which at the time of investment, have more than $25 billion (or the equivalent in other currencies) in total assets. Investment in these securities involve risks which may include unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls or other governmental restrictions which might affect payment of principal or interest. Furthermore, foreign companies are not regulated by U.S. authorities and are generally not bound by financial reporting standards comparable to U.S. standards.

CORPORATE DEBT OBLIGATIONS. The Fund may invest in commercial paper, investment grade corporate debt obligations. Investment grade corporate debt obligations are rated in one of the four highest rating categories by Moody's or S&P, or if unrated, are determined by RMCI to be of comparable quality. Moody's considers debt securities rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rate bonds. A description of the ratings assigned to corporate debt obligations by Moody's and S&P is included in this Statement of Additional Information. See "Ratings."

Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a debt security's value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial conditions may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a debt security's rating. Subsequent to a security's purchase by the Fund, it may cease to be rated or its rating may be reduced below minimum rating required for purchase by the Fund. Neither event will require the sale of such securities, although RMCI will consider such event in its determination of whether the Fund should continue to hold the security. RMCI may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt obligations with the same maturity, interest rate and rating may have different market prices.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS. A repurchase agreement ("repo") transaction occurs when the Fund purchases and simultaneously contracts to resell securities at an agreed upon time and price, thereby determining the yield during the term of the agreement. Repos are considered by the SEC staff to be loans by the Fund that enters into them. Repos could involve risks in the event of a default of the repo counter-party to the agreement, including possible delays, losses or restrictions upon the Fund's ability to dispose of the underlying securities. In an attempt to reduce the risk of incurring a loss on a repo, RMCI will follow procedures intended to provide that all repos are always fully collateralized as to principal and interest. The Fund will make payment for such instruments only upon their physical delivery to, or evidence of their book-entry transfer to, the account of the Fund's custodian. If the seller defaults on the repurchase obligation, the Fund could incur a loss and may incur costs in disposing of the underlying security.

In a typical reverse repo transaction, the seller (Fund) retains the right to receive interest and principal payments on the security, but transfers title to and possession of it to a second party in return for receiving a percentage of its value. By repaying the repo counterparty the value received plus interest, the Fund repurchases the transferred security.

It is the Fund's policy that entering into a reverse repo transaction, when aggregated with other borrowings, may not exceed 33 1/3% of the value of the total assets of the Fund at the time of the transaction, including the principal amount of the borrowing.

ILLIQUID SECURITIES. The Fund will not hold more than 15% of its net assets in illiquid securities, including repos maturing in more than seven (7) days.

Illiquid securities generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the fund has valued the instruments. The liquidity of the Fund's investments is monitored by the Adviser under the supervision and direction of the Trustees. Investments currently not considered liquid include repos not maturing within seven days and certain restricted securities.

Certain illiquid securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on Fund management or performance.

BORROWING. The Fund has the authority to borrow money to meet redemption requests, increase the Fund's return or for extraordinary or emergency purposes, but not in an aggregate amount exceeding 33 1/3% of its total assets (including the amount of the borrowings). Reverse repurchase agreements are considered to be borrowing.

The Fund expects to use financial leverage for investment purposes in certain circumstances. So long as the proceeds from borrowings are invested in securities that provide a higher rate of return than the return on the securities sold in the repurchase agreement, the leverage will allow shareholders to receive a higher current rate of return then if the Fund were not leveraged. On the other hand, to the extent that the cost of leverage were to exceed the return on the securities acquired with borrowings, the Fund's use of leverage would result in a lower rate of return to shareholders then if the Fund were not leveraged. There is no assurance that the Fund's use of leverage will be successful. The use of leverage creates an opportunity for increased return, but also creates additional risks, including the possibility of greater volatility of net asset value. If the market value of the Fund's portfolio declines, the leverage will result in a greater decrease in net asset value then if the Fund were not leveraged. This is a speculative technique.

SECURITIES LENDING AGREEMENTS. To increase its income, the Fund may lend securities to brokers, dealers and institutional investors if the loan is collateralized in accordance with applicable regulatory requirements (the "Guidelines") and if, after any loan, the value of the securities loaned does not exceed 33 1/3% of the value of its total assets. Under the present Guidelines, the loan collateral must, on each business day, be at least equal to the value of the loaned securities plus accrued interest and must consist of cash or securities of the U.S. government (or its agencies or instrumentalities). The Fund receives an amount equal to the interest on loaned securities and also receives negotiated loan fees. The Fund may also pay reasonable finders, custodian and administrative fees. Loan arrangements made by the Fund will comply with all other applicable regulatory requirements including the rules of the New York Stock Exchange ("NYSE"), which require the borrower, after notice, to redeliver the securities within the normal settlement time of three (3) business days. The Fund may from time to time lend securities on a short-term basis to banks, mutual funds, brokers and dealers (but not individuals) and receive as collateral cash or securities issued by the U.S. government or its agencies or instrumentalities. The collateral will be required to be maintained at all times in an amount equal to at least 100% of the current value of the loaned securities plus accrued interest.

RISKS OF INVESTING IN THE FUND. The principal risk factors associated with investment in the Fund are the risk of fluctuations in short-term interest rates and the risk of default among one or more issuers of securities which comprise the Fund's assets; consequently when you sell (redeem) your shares of the Fund, they could be worth more or less than what you paid for them. In addition to the general investment risks of the Fund, there are risks specific to the types of securities held, which have been outlined above. The Fund intends to invest exclusively in investment-grade securities. Moody's considers debt securites rated Baa (its lowest investment grade rating) to have speculative characteristics. Money market fund shares and U.S. government securities also are investment grade securities. Should a security's investment-grade rating change after purchase by the Fund, RMCI would take such action, including no action, as determined to be in the best interest of the Fund by the Trustees.

PORTFOLIO TURNOVER RISK. The Fund employs an investment strategy that contemplates short-term trading of portfolio holdings. The Fund cannot accurately predict its portfolio turnover rate but anticipates that it may exceed 250% under normal market conditions. Higher turnover rates could result in increased expenses.

TEMPORARY DEFENSIVE POSITIONS. The Fund will be invested in accordance with the investment objective and strategies outlined in the Prospectus and SAI at all times as are practicable. However, from time to time, in response to adverse market, economic, political or other conditions, the Fund may take temporary defensive positions (E.G. investing all of its assets in money market funds, including affiliated money market funds, subject to compliance with applicable law) that are inconsistent with the Fund's principal investment strategies. If the Fund invests in a money market fund, shareholders would bear both their proportionate share of expenses in the Fund (including investment advisory fees) and, indirectly, the expenses of such money market fund (including the investment advisory fees of that fund) except in the case of affiliated funds where RMCI will absorb the additional fees and expenses. If the Fund adopts a temporary defensive position, the Fund may not attain its investment objective. If the Fund temporarily holds assets in cash or cash equivalents, it may not achieve its investment objective.

DISCLOSURE OF PORTFOLIO HOLDINGS. A complete list of the Fund's portfolio, as of the previous day if available, will be sent via facsimile at no charge by calling 800-637-1700. This information is available to any person or entity on request. Since the Fund considers this information to be publicly available, there is no restriction on the redistribution of the information. The Fund's chief investment officer is responsible for authorizing the daily release of the portfolio holdings.

                             PORTFOLIO TRANSACTIONS

PORTFOLIO TRANSACTION EXPENSES. Investment transactions by the Fund are normally principal transactions at net prices. Therefore, the Fund does not normally incur brokerage commissions. Purchases of securities from underwriters involve a commission or concession paid by the issuer to the underwriter and after-market transactions with dealers involve a spread between the bid and asked prices. As the Fund has not commenced operations, the Fund has not yet paid any brokerage commissions.

The Adviser places all orders for the purchase and sale of the Fund's investment securities, subject to the overall supervision of the officers and the Trustees of the Fund. In the purchase and sale of investment securities, the Adviser will seek to obtain prompt and reliable execution of orders at favorable prices and yields. In determining the best net results, the Adviser may take into account a dealer's operational and financial capabilities, the type of transaction involved, the dealer's general relationship with the Adviser, and any statistical, research or other services provided by the dealer to the Adviser. To the extent such non-price factors are taken into account, the execution price paid may be increased, but only in reasonable relation to the benefit of such non-price factors to the Fund as determined by the Adviser. Dealers who execute investment securities transactions may also sell shares of the Fund. However, any such sales will be neither a qualifying nor disqualifying factor in the selection of dealers.

FEE ALLOCATION. When orders to purchase or sell the same security on identical terms are simultaneously placed for the Fund and other investment companies managed by the Adviser, the fees for such transactions are allocated generally in accordance with the amount of the order placed for each fund. The Adviser may not always be able to purchase or sell a security on identical terms for all funds affected.

                             MANAGEMENT OF THE TRUST

The Board of Trustees is responsible for the management and supervision of the Fund. The Trustees approve all material agreements between the Fund and the Fund's service providers.

The Board of Trustees has an Audit Committee, a Nominating Committee and a Valuation Committee. The Audit Committee consists of these Trustees who are not "interested persons" of the Fund as defined in the Investment Company Act (the "Independent Trustees"). The Audit Committee reviews the Fund's compliance procedures and practices, oversees its accounting and financial reporting policies and practices and oversees the quality and objectivity of its financial statements and the independent audit thereof. The Nominating Committee, also comprised of these Independent Trustees, evaluates the qualifications of candidates and nominates individuals to serve as Independent Trustees when required. The Nominating Committee does not consider nominees recommended by shareholders. The Valuation Committee, which is comprised of at least two (2) Trustees at all times, one of whom must be an Independent Trustee, oversees the implementation of the Fund's valuation procedures.

BIOGRAPHICAL INFORMATION. Biographical information relating to the Independent Trustees, the Officers of the Fund and the Trustee who is an "interested person" of the Fund, as defined in the Investment Company Act (the "interested Trustee"), is set forth below. The Trustees and the Officers of the Fund oversee seven registered investment companies, with 33 portfolios, in the Reserve/Hallmark fund family.

INTERESTED TRUSTEE:

                                                               PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND       POSITIONS WITH   TERM OF OFFICE**AND   DURING                           OTHER
AGE                       THE TRUST       LENGTH OF SERVICE    THE LAST FIVE YEARS          DIRECTORSHIPS
--------------------    --------------   -------------------   -------------------------    -------------
Bruce R. Bent*+         Chairman,        Chairman and Chief    President of Reserve         None
Age: 67                 Chief            Executive Officer     Management Company, Inc.
The Reserve Funds       Executive        since inception       ("RMCI"), Director and
1250 Broadway           Officer and                            Chairman/Chief Executive
New York, NY            Trustee          Trustee since         Officer of Reserve
10001                                    inception             Management Corporation
                                                               ("RMC") and Chairman and
                                                               Director of Resrv
                                                               Partners,

                                                               PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND       POSITIONS WITH   TERM OF OFFICE**AND   DURING                           OTHER
AGE                       THE TRUST       LENGTH OF SERVICE    THE LAST FIVE YEARS          DIRECTORSHIPS
--------------------    --------------   -------------------   -------------------------    -------------
                                                               Inc. ("Resrv") since
                                                               2000; Chairman and
                                                               Director of Reserve
                                                               International Liquidity
                                                               Fund (USD) Ltd. since
                                                               1990.

                                                               A founder and officer of
                                                               The Reserve Funds since
                                                               inception; Trustee of
                                                               other Reserve and
                                                               Hallmark Funds

INDEPENDENT TRUSTEES:

                                                               PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND       POSITIONS WITH   TERM OF OFFICE**AND   DURING                           OTHER
AGE                       THE TRUST       LENGTH OF SERVICE    THE LAST FIVE YEARS          DIRECTORSHIPS
--------------------    --------------   -------------------   -------------------------    -------------
Joseph D. Donnelly      Trustee          Since inception       Retired; Managing            None
Age: 57                                                        Director and General
5 Beacon Boulevard                                             Counsel to the Pershing
Sea Girt, NJ 08750                                             Division of Donaldson,
                                                               Lufkin and Jenrette
                                                               Securities Corporation
                                                               from 1976 to 2002;
                                                               Director of Compliance
                                                               for Donaldson, Lufkin and
                                                               Jenrette from 1976 to
                                                               1982; Member of Pershing
                                                               Executive Committee from
                                                               1986 to present); Co-chair
                                                               of Pershing Credit Policy
                                                               Committee from 1986 to
                                                               2002; Trustee of other
                                                               Reserve and Hallmark
                                                               Funds

Edwin Ehlert, Jr.       Trustee          Since inception       Retired. President,          None
Age: 73                                                        Premier Resources, Inc.
2517 Highway #35,                                              (meeting management firm)
Bldg. J                                                        since 1987; Trustee of
Manasquan, NJ                                                  other Reserve and
08736                                                          Hallmark Funds

William J. Montgoris    Trustee          Since inception       Retired since 1999; Chief    None
Age: 57                                                        Operating Officer of The
286 Gregory Road                                               Bear Stearns Companies,
Franklin Lakes, NJ                                             Inc. from 1979 to 1999;
07417                                                          Trustees of other Reserve
                                                               and Hallmark Funds

                                                               PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND       POSITIONS WITH   TERM OF OFFICE**AND   DURING                           OTHER
AGE                       THE TRUST       LENGTH OF SERVICE    THE LAST FIVE YEARS          DIRECTORSHIPS
--------------------    --------------   -------------------   -------------------------    -------------
Frank J. Stalzer        Trustee          Since inception       Vice President and           None
Age:47                                                         General Manager of
5 Meadowridge                                                  Arrow/Zeus (Electronics)
Drive                                                          since 2004; Vice
New Fairfield, CT                                              President of Marketing
06812                                                          for Arrow/Zeus from 2002
                                                               to 2004; Vice President
                                                               of Sales for Arrow/Zeus
                                                               from 2000 to 2002;
                                                               Regional Vice President
                                                               of Arrow/Richey from 1999
                                                               to 2000; Regional
                                                               Director-East of Richey
                                                               Electronics from 1996 to
                                                               1999; Trustee of other
                                                               Reserve and Hallmark
                                                               Funds

OFFICERS WHO ARE NOT TRUSTEES:

                                                           TERM OF
                                                      OFFICE**AND LENGTH   PRINCIPAL OCCUPATIONS DURING
NAME, ADDRESS AND AGE     POSITIONS WITH THE TRUST       OF SERVICE        THE LAST FIVE YEARS
-----------------------   ------------------------   -------------------   -------------------------------------
Bruce R. Bent II+         President and Assistant    Since inception       Senior Vice President, Secretary and
Age: 39                   Treasurer                                        Assistant Treasurer of RMCI, Senior
The Reserve Funds                                                          Vice President, Secretary and
1250 Broadway                                                              Assistant Treasurer of RMC, and
New York, NY 10001                                                         Secretary and Director of Resrv since
                                                                           2000; Trustee of The Reserve Fund,
                                                                           the Reserve Tax-Exempt Trust, Reserve
                                                                           New York Tax-Exempt Trust, and the
                                                                           Hallmark Equity Series Trust from
                                                                           1999 to 2001; Vice President of RMC,
                                                                           RMCI and Resrv from 1992 to 2000.

Arthur T. Bent III+       Chief Operating            Since inception       Chief Operating Officer/Treasurer,
Age: 36                   Officer/Treasurer,                               Senior Vice President and Assistant
The Reserve Funds         Senior Vice President                            Secretary of RMCI, President,
1250 Broadway             and Assistant Secretary                          Treasurer and Assistant Secretary of
New York, NY 10001                                                         RMC, and, Treasurer and Director of
                                                                           Resrv since 2000; Vice President RMC,
                                                                           RMCI and Resrv from 1997 to 2000.

Daniel F. Barry           Controller                 Since inception       Controller of RMCI since 2004; Vice
Age: 58                                                                    President, Fund Accounting and
The Reserve Funds                                                          Administration Services, The Bank of
1250 Broadway                                                              New York, from 2000 to 2004; Senior
New York, NY 10001                                                         Vice President and member of the
                                                                           Board of Trustees, Daiwa Securities
                                                                           Trust Company from 1990 to 2000.

Amy W. Bizar              Secretary                  Since inception       General Counsel of Reserve Management
Age: 59                                                                    Corporation since 2004; Vice
The Reserve Funds                                                          President and Senior Counsel, Banking
1250 Broadway                                                              and Regulatory Affairs, GE Consumer
New York, NY 10001                                                         Finance - Americas, from 1998 to
                                                                           2003.

*    MR. BENT IS AN "INTERESTED PERSON" OF THE TRUST AS DEFINED IN SECTION 2(a)
     (19) OF THE 1940 ACT DUE TO HIS POSITIONS WITH RMC, RMCI AND RESRV.
** EACH TRUSTEE SHALL HOLD OFFICE UNTIL HE RESIGNS, IS REMOVED OR UNTIL HIS SUCCESSOR IS DULY ELECTED AND QUALIFIED. A Trustee may be removed at any meeting of shareholders by a vote of a majority of the Trust's shareholders. A TRUSTEE SHALL RETIRE UPON ATTAINING THE AGE OF SEVENTY-FIVE
     (75) YEARS, UNLESS EXTENDED BY A VOTE OF THE INDEPENDENT TRUSTEES. TRUSTEES NEED NOT BE SHAREHOLDERS. OFFICERS HOLD THEIR POSITIONS WITH THE TRUST UNTIL A SUCCESSOR HAS BEEN DULY ELECTED AND QUALIFIED.
+ MR. BRUCE R. BENT IS THE FATHER OF MR. BRUCE R. BENT II AND MR. ARTHUR T. BENT III.

SHARE OWNERSHIP. As of December 31, 2004, the Trustees were the beneficial owners of the equity securities of the Fund, and of all the Funds and Trusts in the Reserve/Hallmark family of funds overseen by each Trustee (the "Supervised Funds"), as indicated below:

                                          AGGREGATE DOLLAR         AGGREGATE DOLLAR RANGE
                                           RANGE OF EQUITY        OF EQUITY SECURITIES IN
                                       SECURITIES IN THE FUND*      ALL SUPERVISED FUNDS
                                       -----------------------    -----------------------
        INTERESTED TRUSTEE:
           Bruce R. Bent                        None                   over $100,000
        INDEPENDENT TRUSTEES:
        Joseph Donnelly                         None                       None
        Edwin Ehlert, Jr.                       None                   over $100,000
        William J. Montgoris                    None                 $50,001-$100,000
        Frank Stalzer                           None                       None

----------

     * As of December 31, 2004, neither the Fund nor the Trust had commenced operations.

As of December 31, 2004 neither the Independent Trustees nor any of their immediate family members owned beneficially or of record any securities of the Adviser, Resrv Partners, Inc. ("Resrv" or the "Distributor") or an entity controlling, controlled by or under common control with the Adviser or the Distributor. As of the date of this SAI, RMCI, as sole initial shareholder, owned all of the outstanding shares of each class of the Fund.

TRUSTEE COMPENSATION. The Independent Trustees are paid a fee of $3,500 for each Board meeting of the Trust that they attend in person, a fee of $1,000 for each joint telephonic meeting of the Trust that they participate in, and an annual fee of $24,000 for service to all of the trusts in the Reserve/Hallmark family of funds. The Audit Committee members receive an annual committee fee of $2,000. The Trustees do not receive any pension or retirement benefits. As the Trust has not commenced operations, no financial information is available as of the date of this STATEMENT OF ADDITIONAL INFORMATION. Therefore, the following chart represents an estimate of the future payments that would be made during the Trust's current fiscal year.

                                             COMPENSATION     COMPENSATION FROM ALL
        NAME OF TRUSTEE                     FROM THE FUND*   RESERVE/HALLMARK TRUSTS
        ---------------------------------   --------------   -----------------------
        INTERESTED TRUSTEE:
           Bruce R. Bent                         None                  None
        INDEPENDENT TRUSTEES:
        Joseph Donnelly                        $  4,800             $  42,500
        Edwin Ehlert, Jr.                      $  4,800             $  42,500
        William J. Montgoris                   $  9,500             $  67,500
        Frank Stalzer                          $  4,800             $  42,500

* This is an estimated amount as the Fund had not yet commenced operations as of the date of this SAI.

Under the Declaration of Trust, the Trustees and officers are entitled to be indemnified by the Trust to the fullest extent permitted by law against all liabilities and expenses reasonably incurred by them in connection with any claim, suit or judgment or other liability or obligation of any kind in which they become involved by virtue of their service as a Trustee or officer of the Trust. Neither the interested Trustee nor the Officers of the Fund receive any compensation from the Trust or the Fund.

CODE OF ETHICS. The Trust, its Adviser and Resrv have adopted a Code of Ethics (the "Code"), respectively, conforming to the requirements of the Investment Company Act. The purpose of the Code is to establish guidelines and procedures to identify and prevent persons who may have knowledge of the Trust's investments and investment intentions from breaching their fiduciary duties and to deal with other situations that may pose a conflict of interest or a potential conflict of interest. Additionally, federal securities laws require advisers and others to adopt policies and procedures to identify and prevent the misuse of material, non-public information. Therefore, the Trust has developed and adopted an Insider Trading Policy that applies to all employees, affiliates and subsidiaries. Under the Code, an Access Person may only engage in personal securities transactions in accordance with the procedures and guidelines established. The Code does not cover transactions in debt securities issued by the U.S. government or its agencies or instrumentalities, bankers' acceptances, bank certificates of deposit, commercial paper or municipal bonds.

PROXY VOTING. The Trustees have delegated proxy voting authority with respect to the Fund's portfolio securities to RMCI. In accordance with the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, RMCI has adopted and implemented the proxy voting policy and procedures set forth in Appendix A to this SAI with respect to the Trust. RMCI believes that the policy and procedures ensure that proxies are voted in the best interests of the Fund, in accordance with its fiduciary duties and applicable rules and regulations.

RMCI's proxy voting policies and procedures, as well as information about how a particular proxy was voted, are available upon request. Please contact The Reserve Funds, 1250 Broadway, New York, NY 10001-3701, attn: Client Services or call 888-823-2867 to request a copy.

                       INVESTMENT MANAGEMENT ARRANGEMENTS

RMCI, located at 1250 Broadway, New York, NY 10001-3701, serves as the investment adviser to the Trust. Bruce R. Bent, Bruce R. Bent II and Arthur T. Bent III are considered "controlling persons" of RMCI based on their direct and indirect securities ownership.

INVESTMENT MANAGEMENT AGREEMENT. The Trust, on behalf of the Fund, has entered into an Investment Management Agreement with the Adviser (the "Management Agreement") which provides for a comprehensive management fee structure. Under the Management Agreement, RMCI manages the respective Fund's investments in accordance with its investment objective and policies, subject to the overall supervision of the Trustees.

Under the terms of the Investment Management Agreements with the Fund, RMCI is paid a comprehensive management fee (the "Management Fee"), which includes the advisory fee (0.08% of each Class's average daily net assets), all administrative and customary operating expenses of the Fund, as well as shareholder liaison services (such as responding to inquiries and providing information on investments), record keeping charges, accounting expenses, transfer agent costs, and the expenses of preparing, printing and mailing shareholder reports and prospectuses. Excluded from the definition of administrative and customary operating expenses are interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and other extraordinary expenses, government imposed fees and expenses, including but not limited to, federal and state registration fees, costs of shareholder meetings, including proxy solicitations, the compensation of the chief compliance officer and related expenses, payments pursuant to the Trust's distribution plan and the fees and expenses of the Independent Trustees, for which the Fund pays its direct or allocated share. The Management Fee is paid on the average daily net assets of the Fund according to the following schedule:

                                                                                                          CLASS
CLASS 8     CLASS 10    CLASS 12   CLASS 13    CLASS 15    CLASS 20    CLASS 25   CLASS 35    CLASS 45    TT
---------------------------------------------------------------------------------------------------------------
0.08%       0.10%       0.12%      0.13%       0.15%       0.20%       0.25%      0.35%       0.45%       0.70%


CLASS 85    CLASS S     CLASS R
-------------------------------
0.80%       0.80%       0.80%

From time to time, RMCI may waive receipt of its fees and/or voluntarily assume certain expenses of the Fund that would have the effect of lowering the Fund expense ratio and increasing yield to investors at the time such amounts are assumed or waived, as the case may be. RMCI may also make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate and other payments to Intermediaries.

APPROVAL OF THE MANAGEMENT AGREEMENT.

In approving the Management Agreement, the Board, including the Independent Trustees, considered the following factors: (1) the nature, extent, and quality of the services to be provided by RMCI; (2) the investment performance of RMCI;
(3) the costs of the services to be provided and profits expected to be realized by RMCI and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows;
and (5) whether fee levels reflect these economies of scale for the benefit of Fund investors.

The Board received and considered information regarding the nature, extent and quality of the advisory and other services expected to be provided to the Fund by RMCI under the Management Agreement. The Board considered the background and experience of RMCI's management and the expertise of personnel of RMCI with regard to investing in the type of securities the Fund would invest in. The Board also received and considered information about the nature, extent and quality of services and fee rates offered to other registered investment companies advised by RMCI for comparable services. As the Fund had not yet commenced operations, the Board discussed and considered the investment performance of other funds advised by RMCI.

The Board received, analyzed and considered a profitability analysis of RMCI based on the fees payable under the Management Agreement, including any fee waivers or fee caps, and the costs expected to be incurred to provide required services, as well as other relationships between the Fund on the one hand and RMCI affiliates on the other. The Board noted that, as the comprehensive management fee proposed to be paid by the Fund was currently structured, fee levels did not reflect any economies of scale that potentially could be realized.

The Board reviewed and considered the advisory fee portion of the comprehensive management fee (i.e., an annual rate of 0.08% of the Fund's average daily net assets (the "Advisory Portion")) to be paid to RMCI in light of the extent and quality of the advisory services to be provided. Additionally, the Board received and considered information comparing the Advisory Portion with the advisory fee charged by other advisers to funds with investment mandates similar to the Fund.

CONCLUSIONS

In selecting RMCI and approving the Management Agreement and the investment advisory fee under such agreement, the Board concluded that:

               - the Board was satisfied with the nature, extent and high quality of the investment advisory services expected to be provided to the Fund by RMCI, recognizing the premier services and performance RMCI historically has provided to money market funds in the Reserve family of funds when compared to competitors.
               - RMCI's profitability based on proposed fees payable under the Management Agreement was reasonable in light of the nature, extent and quality of the services to be provided to the Fund thereunder, given that the size of the Fund, and hence RMCI's profitability, was largely speculative at the time of the Board's consideration.
               - in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits that RMCI and its affiliates may receive were considered reasonable.

               - when the Advisory Portion was compared to other RMCI-advised money market funds and to other short-duration bond funds advised by other managers, the Fund's proposed fee structure was considered reasonable.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement with respect to the Fund.


                       PORTFOLIO MANAGER DISCLOSURE

All of the below information is provided as of April 29, 2005.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER

Michael Sheridan, the Fund's portfolio manager, has day-to-day management responsibilities for four registered investment companies (other than the Fund) and one pooled investment vehicle with assets totaling approximately $12.7 billion and $1.2 billion, respectively. No advisory fee is paid based on performance for any of these registered investment companies.

PORTFOLIO MANAGER'S COMPENSATION

The portfolio manager is compensated for his services by RMCI. The portfolio manager's compensation consists of a fixed base salary and a discretionary bonus. Base salary is determined based on market factors and the skill, experience and responsibilities of Mr. Sheridan. The discretionary bonus is based on the annual, pre-tax performance of the funds that he manages relative to their peers (as currently set forth in iMoneyNet First Tier Taxable Money Funds, iMoneyNet US Government and Agency Money Funds, iMoneyNet US Treasury Only Money Funds, and iMoneyNet Offshore Money Funds), as well as RMCI's profitability.

POTENTIAL CONFLICT OF INTEREST

It is possible that conflicts of interest may arise in connection with the portfolio manager's management of the Fund's investments on the one hand and the investments of other funds on the other. For example, the portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other funds he advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other funds, the portfolio manager may take action with respect to another fund that differs from the action taken with respect to the Fund. RMCI has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. Mr. Sheridan may devote unequal time and attention to the management of the funds he advises. As a result, he may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds as might be the case if he were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds overseen by Mr. Sheridan have different investment strategies.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If the portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds, the opportunity may be allocated among these several funds, which may limit the Fund's ability to take full advantage of the investment opportunity. Because of the nature of the Fund's investments, this is not expected to occur.

                            DISTRIBUTION ARRANGEMENTS

DISTRIBUTION PLANS. The Trust has adopted distribution plans under Rule 12b-1 of the Investment Company Act (each a "Distribution Plan" and together the "Distribution Plans") with respect to Class 85, Class S, and Class R shares of the Fund. Under its respective Distribution Plan, the Fund pays distribution (12b-1) fees on the average daily net assets of those Classes at the rates indicated regardless of the amount of expenses incurred:



CLASS 85    CLASS S     CLASS R
-------------------------------
0.05%       0.20%       0.30%


Resrv pays brokers, financial institutions and other financial intermediaries ("Intermediaries") for services to the Fund's shareholder accounts ("qualifying accounts") at an annual rate of 0.20% of the average daily net assets of the qualifying accounts serviced by such Intermediary. Such services may include, but are not limited to, the establishment of shareholder accounts, delivering prospectuses to prospective investors and processing automatic investments in Fund shares from the Intermediary's clients accounts. Substantially all such payments are paid to Intermediaries for distribution and administrative services. The Fund may use a portion of the distribution payments to pay for sales materials or other promotional activities directly. The Trust's Treasurer reports the amounts and uses of distribution payments to the Board quarterly and in connection with the Trustees' annual consideration of the renewal of the Distribution Plans and related agreements. The Trustees have determined that there is a reasonable likelihood that the Distribution Plans will benefit each Fund and its shareholders.

DISTRIBUTION AGREEMENT. The Trust, on behalf of each Fund, has entered into a distribution agreement with Resrv, an affiliate of RMCI (each a "Distribution Agreement" and together the "Distribution Agreement") for the distribution of the Fund's shares. Resrv, located at 1250 Broadway, New York, NY 10001, acts as the "principal underwriter" for the Fund and as such arranges for the continuous offering of the Fund's shares. The Distributor has the right to enter into selected dealer agreements with Intermediaries of its choice for the sale of Fund shares. Resrv's principal business is the distribution of mutual fund shares.

In addition to the amounts paid under the Distribution Agreements and the Distribution Plans, RMCI may, at its discretion, pay an Intermediary amounts from its own resources. The rate of any additional amounts that may be paid will be based on the analysis by RMCI of the contribution that the Intermediary makes to the Fund by increasing assets under management, the costs that the Fund might bear if such services were provided directly by the Fund or by another entity and the possibility of assets being withdrawn from the Fund.

APPROVAL OF DISTRIBUTION ARRANGEMENTS. Each Distribution Plan and each Distribution Agreement may be renewed from year to year, if approved by the Trustees and by a majority of the Independent Trustees who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for the purpose of voting on such renewal. All material amendments to a Distribution Plan must be approved by a vote of the Trustees and of the Independent Trustees, cast in person at a meeting called for the purpose of such vote. The Distribution Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. Each Distribution Plan and Distribution Agreement may be terminated at any time by a vote of the majority of the outstanding voting securities of the respective Fund, or by a vote of the Independent Trustees. Each Distribution Agreement will terminate automatically in the event of its assignment.

                             OTHER SERVICE PROVIDERS

TRANSFER AGENT. The Trust acts as its own transfer and dividend-paying agent.

CUSTODIAN. JP Morgan Chase Bank, 4 New York Plaza, New York, NY 10004 is the custodian of the assets of the Fund (the "Custodian") pursuant to a Custodian Agreement with the Trust on behalf of the Fund. The Bank of New York, 1 Wall Street, New York, NY 10286 and State Street Bank & Trust Co., 225 Franklin Street, Boston, MA 02110 provide custody services to the Fund in connection with certain repurchase agreements.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP ("PwC"), 300 Madison Avenue, New York, NY 10017 serves as the Trust's independent registered public accounting firm.

                           INFORMATION ABOUT THE TRUST

The Trust is a statutory trust organized under the laws of the state of Delaware. The Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest that may be issued in any number of series and/or classes. Shares issued will be fully paid and non-assessable and will have no preemptive rights. The shareholders of the Fund are entitled to a full vote for each full share held (and fractional votes for fractional shares) and have equal rights to earnings, dividends, redemptions and in the net assets of the Fund upon liquidation. The Trustees do not intend to hold annual meetings but will call such special meetings of shareholders as may be required under the Investment Company Act (e.g., to approve a new Management Agreement or change the fundamental investment policies) or by the Declaration of Trust.

Further, the Trust is allowed to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. If they deem it advisable and in the best interests of shareholders, the Trustees may classify or reclassify any unissued shares of the Fund, or any previously issued and reacquired shares of the Fund; each class having such different dividend, liquidation, voting and other rights and characteristics as they may determine. Any changes would be required to comply with all applicable state and federal securities laws which require that each class be preferred over all other classes in respect to assets specifically allocated to such class. It is anticipated that, under most circumstances, the rights of any additional classes would be comparable, unless otherwise required, to respond to the particular situation. Upon liquidation of the Fund, shareholders are entitled to share, pro rata, in the net assets of the Fund available for distribution to such shareholders. It is possible, although considered highly unlikely in view of the method of operation of mutual funds, that should the assets of one class of shares be insufficient to satisfy its liabilities, the assets of another class could be subject to claims arising from the operations of the first class of shares. No changes can be made to the Fund's issued shares without shareholder approval.

Each Fund share, when issued, is fully paid, non-assessable and fully transferable or redeemable at the shareholder's option. Each share has an equal interest in the net assets of the Fund, equal rights to all dividends and other distributions, and one vote for all purposes. Shares of all classes vote together for the election of Trustees and have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Trustees could elect all Trustees if they so choose, and in such event the holders of the remaining shares could not elect any person to the Board of Trustees. The Fund intends to conduct its operations in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

To date, the Board has authorized the creation of one series: Reserve Yield Plus Fund. The Reserve Yield Plus Fund offers thirteen classes of shares:
Class 8, 10, 12, 13, 15, 20, 25, 35, 45, TT, 85, S, and R. All consideration received by the Trust for shares of one of the Funds and/or classes and all assets in which such consideration is invested will belong to that Fund and/or class (subject only to rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one series and/or class are treated separately from those of the other series and/or class. The Trust has the ability to create, from time to time, new series and/or classes without shareholder approval.

Under Delaware law, the shareholders and trustees of a statutory trust can be personally liable for the Fund's obligations unless, as in this instance, the Declaration of Trust provides, in substance, that no shareholder or trustee shall be personally liable for the Fund, and the investment portfolio's obligations to third parties, and requires that every written contract made by the Trust contain a provision to that effect. The Declaration of Trust also requires the Trust to indemnify its shareholders and Trustees against such liabilities and any related claims or expenses.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

SEC regulations provide that if a class is separately affected by a matter requiring shareholder vote (election of Trustees, ratification of independent auditor selection, and approval of an underwriting agreement are not considered to have such separate effect and may be voted upon by the shareholders of the Fund as a whole), each class will vote separately on such matters as approval of the Management Agreement, material amendments to the Plan, and changes in the fundamental policies of the Fund. These items require approval by a Majority Vote of the class affected.

                           HOW TO BUY AND SELL SHARES

INQUIRIES. Shareholders should direct their inquiries to the firm from which they received the Fund's Prospectus or to The Reserve Funds, 1250 Broadway, New York, NY 10001-3701 or by calling 800-637-1700.

CALCULATION OF NAV. Investors pay no sales charges to invest in the Fund. The price you pay for a share of the Fund, and the price you receive upon selling or redeeming a share of the Fund, is the Fund's NAV per share for that class of shares. The NAV is calculated by taking the total value of the assets of each share class, subtracting its liabilities, and then dividing by the number of shares of that class that are issued and outstanding.

The Fund's NAV is calculated as of 5:00 p.m. Eastern Time, its cut-off time for accepting purchase orders and redemption requests. Generally, the NAV is not calculated and purchase and redemptions orders are not accepted on days that the New York Stock Exchange ("NYSE") is closed. In addition, the NAV is not calculated and orders are not accepted on Columbus Day and Veterans Day when banks are closed. However, the NAV may be calculated and purchase and redemption orders accepted on any day if RMCI determines, it is in the shareholders' interest to do so. Your order will be priced at the next NAV calculated after payment for your order is received by the Fund in investable funds. No purchase of shares will be modified or cancelled after the cut-off time set for calculating the Fund's NAV.

The Fund will generally use market prices obtained from independent pricing services to value its assets. If market prices are not readily available, or if, in the judgment of the Trustees, such pricing information does not represent fair value, the Fund's assets will be priced using "fair value." Such "fair value" determination shall be made by the Valuation Committee or the Adviser. A security's "fair value" price may differ from the price next available from independent providers or the market price. For securities whose remaining maturity is 60 days or less, the Fund will use amortized cost, which does not take into account market fluctuations.

PURCHASES GENERAL. Shares of the Fund are sold without a front or back-end sales load. You may be charged a fee if you effect transactions in shares of the Fund through a securities dealer, bank or other financial institution. The Fund reserves the right to reject any purchase order.


The minimum initial investment in the Fund is:

MINIMUM INITIAL INVESTMENT
                                REGULAR ACCOUNTS                    $50,000,000 for Class 8;
                                                                    $40,000,000 for Class 10;
                                                                    $35,000,000 for Class 12;
                                                                    $25,000,000 for Class 13;
                                                                    $20,000,000 for Class 15;
                                                                    $15,000,000 for Class 20;
                                                                    $10,000,000 for Class 25;
                                                                    $7,000,000 for Class 35;
                                                                    $5,000,000 for Class 45;
                                                                    $250,000 for Class TT
                                                                    $100,000 for Class 85
                                                                    $50,000 for Class S
                                                                    None for Class R

                                IRA ACCOUNTS (Class S, TT, and      $1,000
                                R, only)
SUBSEQUENT INVESTMENT
REQUIREMENTS

                                REGULAR ACCOUNTS                    $5,000,000 for Class 8;
                                                                    $3,500,000 for Class 10;
                                                                    $2,500,000 for Class 12;
                                                                    $1,500,000 for Class 13;
                                                                    $1,000,000 for Class 15;
                                                                    $500,000 for Class 20;
                                                                    $10,000 for Class TT;
                                                                    None for Class 25, 35, 45,
                                                                    85, and R.

                                IRA ACCOUNTS                        $250
                                (Class S, TT, and R only)

PAYMENT FOR SHARES. All share purchases must be paid for in U.S. dollars. Foreign or travelers checks, cash, money orders, credit card convenience checks, "starter" checks or post-dated checks will not be accepted. In addition, in order to protect the Fund from check fraud, checks payable to third parties will not be accepted. An initial direct purchase must be accompanied by an Account Application. We are required by law to verify your identity. If the required information is not provided on your Account Application or cannot be verified, we may not be able to open an account or may close an account at any time. All payments for share purchases must be made by one of the two methods noted below:

   - By check - You may purchase shares with a check drawn on a U.S. bank, payable to The Reserve Yield Plus Fund or payable to and endorsed by the accountholder. You must include your account number (or Taxpayer Identification Number) on your check. A fee (currently $15) will be imposed if any check does not clear and the investor will be liable for any portfolio loss and costs the Fund incurs due to the returned check. Checks may be mailed or delivered to the Reserve Funds, 1250 Broadway, 32nd Floor, New York, NY 10001.

   - By Federal wire - Please call Reserve at 800-637-1700, between 8:30 a.m. and 6:00 p.m. Eastern Time on any business day, or contact the firm from which you received this Prospectus, for specific instructions for purchasing shares by wire transfer.

Your order will be priced at that day's NAV if we receive your order in proper form before the cut-off time and your payment by Federal Wire is received on the same day, and you will earn dividends beginning on that day. If you pay for shares by check, your order will be entered and priced at the NAV on the day we receive your properly completed order before the cut-off time and you will earn dividends beginning on that day. Checks and wires which do not correctly identify the account to be credited may be returned or may delay the purchase of shares.

INVESTMENTS THROUGH THIRD PARTIES. Investments made through a third party such as a broker-dealer, financial institution or other financial intermediary, rather than directly with the Fund, may be subject to different policies and fees than those described here. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. You should consult a representative of the financial intermediary for more information.

INVESTMENTS THROUGH SWEEP PROGRAMS. Investments made through a sweep program may be subject to different investment minimums, policies and fees than those described here. You should consult a representative of the sweep program sponsor for more information.

AUTOMATIC ASSET-BUILDER PLAN. You may purchase shares of the Fund by automatically transferring a fixed dollar amount ($25 minimum) into your Reserve Yield Plus account from a checking, NOW or bank money market deposit account or from a U.S. government distribution such as social security, a federal salary, certain veterans' benefits, or other regular payments from the federal government. You may also purchase shares automatically by arranging for all or a specified amount of your salary to be directly deposit into your Reserve account. Please call the Fund at 800-637-1700 or visit the "Form Library" in the "Literature Center" on our website at www.reservefunds.com for an application.

JOINT OWNERSHIP. When an account is registered in the name of one person or another, for example a husband or wife, either person is entitled to redeem shares in the account. The Trust assumes no responsibility to either owner for actions taken by the other with respect to an account so registered. The Application provides that persons who register their account indemnify and hold the Trust harmless for actions taken by either party.

SHARE CERTIFICATES. Share certificates are not issued by the Fund.

REDEMPTIONS. You may redeem your shares on any day that the Fund's net asset value is calculated. Shares will be redeemed at the next NAV determined after a redemption request, by telephone or in writing, is received by a Fund in proper form. Redemption requests received after the cut-off time for the calculation of a Fund's NAV on any day will be redeemed at the NAV calculated on the next business day. Shares earn dividends on the day a redemption is processed, regardless of the time the order is received.

Redemption proceeds can be paid by check or by wire transfer. When redeeming recently purchased shares, please be aware that, if a Fund had not yet collected payment for the shares you are selling, it will delay sending the proceeds until it has collected payment (not more than fifteen (15) calendar days from the date of purchase). The Fund assumes no responsibility for delays in the receipt of wired or mailed funds. The Fund may suspend the redemption of shares for over seven (7) days if trading is restricted on the NYSE, if an emergency is declared by the SEC or if otherwise permitted by SEC order.

A check writing service fee of $100 may be charged for redemption checks of less than $100,000 by Class 8, 10, 12, 13, 15, 20, 25, 35 and 45 shareholders and a fee of $5 may be charged for redemption checks of less than $100 by Class TT, 85, S, and R shareholders. There will be a fee of $10 on all wire redemptions of less than $1 million for Class 8 shares, less than $1 million for Class 10 shares, less than $750,000 for Class 12 shares, less than $750,000 for Class 13 shares or less than $500,000 for Class 15 shares; a fee of $100 on all wire redemptions of less than $100,000 for Class 20, 25, 35 and 45 shares; and a fee of $10 on all wire redemptions of less than $10,000 for Class 85, S, and R shares. Service fees may be reduced or waived under certain conditions and increased upon 60 days' notice to shareholders.

MINIMUM BALANCE REQUIREMENTS. Because of the expenses of maintaining shareholder accounts, if an account, other than an IRA account, has an average monthly account balance of less than the minimum required for that share Class, and there has been no shareholder activity in the account for the past 12 months, the Fund may, after 30 days notice, charge a monthly low balance fee (currently $15) or may redeem the shares and close the account. No account will be charged a fee or closed if the decline in balance is due to a decrease in share price. The applicable minimum balance requirements are $100,000 in Classes 8, 10, 12, 13, 15, 20, 25, 35 or 45 and $1,000 in Classes
TT, 85, S, and R. Some financial intermediaries may establish different minimum balances and fee amounts.

REDEMPTIONS IN KIND. Redemption payments will normally be made by check or wire transfer, but the Fund is authorized to make payment for redemptions partly or wholly by delivery of investment securities valued at the same aggregate net asset value as the shares being redeemed ("redemptions in kind"). The Fund has elected to limit the right to make redemptions in kind to the extent that a shareholder's redemptions in any 90-day period exceed the lesser of $250,000 or 1% of the net assets of the Fund. The election is irrevocable pursuant to rules and regulations under the Investment Company Act unless withdrawal is permitted by order of the SEC. The Fund intends to redeem in kind only when necessary. In disposing of securities received in such a redemption, a shareholder might incur transaction costs and, on the date of disposition, might receive an amount less than the NAV of the Fund on the redemption date.

TELEPHONE REQUESTS. If you completed the "Redemption and Exchanges by Telephone" information on your Account Application, you may redeem your shares by calling the Fund at 800-637-1700. Telephone redemptions will be sent to the bank or brokerage account designated on the shareholder's Account Application, if any. To change your designated brokerage or bank account, contact the firm through which you purchased your Fund shares, or, if you purchased your shares directly from the Fund, send a written request to the Fund with a signature guarantee. Telephone redemptions may also be sent to your home address provided that the Fund's records do not indicate that it has been changed within 30 days of such redemption request. The Fund reserves the right to record telephone calls and to refuse a telephone redemption if it reasonably believes that the instructions are not genuine or if there appear to be other irregularities regarding the request. Unless you did not sign up for telephone privileges or the Fund fails to take reasonable measures to verify the request, the Fund will not be liable for any unauthorized telephone redemption, or for any loss, cost or expense for acting upon telephone instructions which it reasonably believes to be genuine.

WRITTEN REQUESTS. When making a redemption request in writing, please include your account number, the Fund name, either the dollar amount or the number of shares you want to redeem, where the proceeds are to be sent or deposited, whether the redemption is to be made by check or by wire transfer and the name(s) and signature(s) of required account holders. A signature guarantee will also be required for the types of redemptions listed below. If you are redeeming shares held in your IRA, please call the Fund for information regarding the applicable withholding requirements.

SIGNATURE GUARANTEES. The following types of redemptions require written instructions and a signature guarantee:

   - the redemption is for more than $10,000 or the redemption proceeds are not being sent to the shareholder's designated bank or brokerage account;

   -  the account address has been changed within the past 30 days;

   - the redemption proceeds are to be sent to someone other than the account owner at the address of record.

Signature guarantees are designed to protect both you and the Fund from fraud and reduce the risk of loss. A signature guarantee can be obtained from most banks, credit unions or savings associations, or from broker/dealers, national securities exchanges or clearing agencies deemed eligible by the SEC. Notaries cannot provide signature guarantees. Joint account owners need only provide a signature guarantee for one of the account's registered owners.

SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed for more than seven (7) days only (a) when the NYSE is closed (other than for customary closings), (b) when, as determined by the SEC, trading on the NYSE is restricted or an emergency exists making it not reasonably practicable to dispose of securities owned by the Fund or for it to determine fairly the value of its net assets, or (c) for such periods as the SEC may permit.

IF SHARES OF THE FUND ARE PURCHASED BY CHECK OR AUTOMATIC TRANSFER, THE FUND MAY DELAY TRANSMITTAL OF REDEMPTION PROCEEDS UNTIL SUCH TIME AS IT HAS ASSURED ITSELF THAT GOOD PAYMENT HAS BEEN COLLECTED FOR THE PURCHASE OF SUCH SHARES, WHICH MAY TAKE UP TO FIFTEEN (15) CALENDAR DAYS FROM THE DATE OF PURCHASE.

Shareholder checks written against funds which are not yet considered collected will be returned and a fee charged against their account.

                              SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE. Shareholder may exchange Fund shares for shares of the same class of other Reserve and Hallmark funds, on any day when the Fund's NAV is calculated, by calling 800-637-1700. Exchange requests must be received by each Fund's cutoff time in order be effected at the two funds' respective NAV's on that day. Exchange requests received after the cutoff time of either fund will be effected on the next day on which the Funds' NAV is calculated.

Exchanges are available by telephone, if you completed the "Redemptions and Exchanges by Telephone" information on your account application and marked to box to authorize telephone exchanges. Unless such authorization is withheld, the Fund will honor any telephone requests that the Fund deems to be valid. To reduce the risk of unauthorized or fraudulent instructions, all telephone exchange requests will be recorded. The Fund may also require the use of a password or other form of personal identification. In addition, each fund will provide written confirmation of exchange transactions. The Fund may refuse a telephone exchange if it reasonably believes that the instructions are not genuine or if there appear to be other irregularities regarding the request. During periods of volatile economic and market conditions, a shareholder may have difficulty making an exchange request by telephone, in which case an exchange request would have to be made in writing.

Exchanges of shares of one fund for shares of another fund is a taxable event and may result in a gain or loss for Federal income tax purposes. The exchange privilege may not be available to clients of some Intermediaries and some Intermediaries may impose additional or different conditions on exchanges by their clients. The exchange privilege may be modified or terminated at any time.

RESERVE EASY ACCESSS(SM). Easy Access(SM) is the Reserve funds' 24-hour toll-free telephone service that lets shareholders use a touch-tone phone for a variety of options, which include obtaining yields, account balances and check reorders. To use Easy Access, call 800-637-1700 and follow the instructions.

RESERVE ON LINE ANYWHERE ACCESS(SM) You may also access account activity for the previous six (6) months, current price information and other information through On-Line Anywhere Access at www.reservefunds.com. You must call Reserve at 800-637-1700 to activate On-Line Anywhere Access.

SHAREHOLDER COMMUNICATIONS. An account statement is sent to each shareholder at least quarterly. Shareholders are advised to retain all account statements. Shareholders have a duty to examine their account statements and report any discrepancies to the Fund immediately. Failure to do so could result in the shareholder suffering a loss. The Fund may choose not to send duplicate copies of shareholder communications, such as the Prospectus and Annual Report, to related accounts at a common address. If you would like to receive additional copies of these materials, please contact the Fund or the financial intermediary through which you purchased your Fund shares.

STOP PAYMENTS. The Fund will honor stop payment requests on unpaid shareholder checks provided that it is advised of the correct check number, payee, check amount and date. Stop payment requests received by the Fund by the cutoff time will be effective the next business day. Oral stop payment requests are effective for fourteen (14) calendar days, at which time they will be cancelled unless confirmed in writing. Written stop payment requests will remain in effect for one year. A fee will be charged for this service.

SHAREHOLDER SERVICE POLICIES. The Fund's policies concerning the shareholder services are subject to change from time to time. The Fund reserves the right to increase the minimum initial investment amount and to change the minimum account size subject to a low balance fee or involuntary redemption. The Funds further reserve the right to impose service charges for other special services provided to individual shareholders including, but not limited to, fees for returned checks, stop payment orders on checks, and special research services. These fees may be changed or discontinued at any time and may be reduced or waived under certain circumstances.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the Fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. The Fund and the Adviser do not provide tax advice and strongly urge investors to consult their own tax adviser(s) with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

THE FUND AND ITS INVESTMENTS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code") each taxable year, so long as such qualification is in the best interests of shareholders. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its "investment company taxable income" (I.E., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders. If the Fund does not qualify as a regulated investment company, or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income. However, such dividends would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (I.E., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

The Code imposes a 4% nondeductible excise tax on the Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its net capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of any gain realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code. Investments by the Fund in zero coupon securities generally will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the securities are held, even though the Fund receives no cash interest payments. Under the U.S. federal income tax laws, the Fund will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities. These dividends ordinarily will constitute taxable income to the shareholders of the Fund.

Gain derived by the Fund from the disposition of any market discount bonds (i.e., bonds purchased other than at original issue, where the face value of the bonds exceeds their purchase price by more than a DE MINIMIS amount) held by the Fund generally will be taxed as ordinary income to the extent of the accrued market discount on the bonds, unless the Fund elects to include the market discount in income as it accrues.

FOREIGN INVESTMENTS. Interest or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If the Fund were to make an election, shareholders of the Fund would be required to take into account an amount equal to their PRO RATA portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

TAXATION OF U.S. SHAREHOLDERS

DIVIDENDS AND DISTRIBUTION. The Fund declares dividends daily and pays them monthly. The Fund intends to declare daily dividends, consisting of daily income earned. At times, daily dividend declarations could also include short-term capital gains, if any, on securities holdings and other Fund assets. Over the course of the year, substantially all of the Fund's net investment income and net short-term capital gains will be declared as dividends. Net realized long-term capital gains, if any, will be distributed by the Fund at least annually. All dividends and capital gains distributions, if any, are paid in the form of additional shares credited to an investor's account at NAV unless the shareholder has elected in writing or on the Account Application to receive cash dividends, in which case monthly dividend checks are sent to the shareholder. The Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. Dividends paid out of the Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Because no portion of the Fund's income is expected to consist of dividends paid by U.S. corporations, no portion of the dividends paid by the Fund is expected to be eligible for the corporate dividends-received deduction. Distributions of net capital gains, if any, designated as long-term capital gain dividends are taxable to shareholders as long-term capital gains, whether paid in cash or in shares and regardless of how long the shareholder has held the Fund's shares, and are not eligible for the corporate dividends-received deduction. Special rules apply, however, to regular dividends paid to individuals. Such a dividend, with respect to taxable years beginning on or before December 31, 2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the Fund to an individual in a particular taxable year if 95% or more of the Fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the regular dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, "qualified dividend income" generally means income from dividends received by the Fund from U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax exempt corporations. Also, dividends received by the Fund from a real estate investment trust or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate investment trust or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the NAV of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the U.S. federal tax status of dividends and distributions, and shareholders receiving dividends or distributions in the form of additional shares will receive a report as to the NAV of those shares.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (I.E., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six (6) months, the Fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional Fund shares at NAV. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

SALES OF SHARES. Upon the sale or other disposition of shares of the Fund, in the event that the Fund fails to maintain a constant NAV per share, a shareholder may realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be a capital gain or loss which, if the shares were held as capital assets in the shareholder's hands, will be long-term or short-term generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six (6) months or less will be treated as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such shares. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares of the Fund with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for less than six (6) months.

The Fund may be required by federal law to withhold 28% of dividends, distributions and redemption proceeds payable to you that are subject to federal income tax if (i) a correct and certified Taxpayer Identification Number ("TIN") is not provided for your account, (ii) you fail to certify that you have not been notified by the IRS that you underreported taxable interest or dividend payments, or (iii) the Fund is notified by the IRS (or a broker) that the TIN provided is incorrect or you are otherwise subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Amounts withheld and forwarded to the IRS can be credited against your U.S. federal income tax liability. For individual shareholders, the TIN is the shareholder's social security number.

OTHER TAXES. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

If a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

NON-U.S. SHAREHOLDERS. Dividends by the Fund paid to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or a lower treaty rate).

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distribution of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Fund.

Recently enacted legislation would generally exempt from United States federal withholding tax properly designated dividends that (i) are paid in respect of the Fund's "qualified net interest income" (generally, the Fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that allocable to such income) and (ii) are paid in respect of the Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short term capital gain over the Fund's net long-term capital loss for such taxable year). This legislation would apply for taxable years beginning after December 31, 2004 and before January 1, 2008. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or a substitute Form).

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES AFFECTING THE FUND AND ITS SHAREHOLDERS. INVESTORS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISER(S) WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUND.

                             PERFORMANCE INFORMATION

The Fund may from time to time advertise its total return. In advertising and sales literature, the Fund may compare its performance to (i) the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, the Russell 2000 Index, or other unmanaged indices, so that investors may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by independent research firms which rank mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications, or persons; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

The Fund may also compute aggregate total return for specified periods based on a hypothetical Fund account with an assumed initial investment of $10,000. The aggregate total return is determined by dividing the NAV of the account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of aggregate total return assumes reinvestment of all income dividends and capital gain distributions during the period.

The Fund may also quote annual, average annual and annualized total return and aggregate total performance data both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods.

AVERAGE ANNUAL TOTAL RETURN QUOTATION. The Fund calculates its average annual total return by finding the average annual compounded rates of return over 1-, 5-, and 10-year periods (or for the periods of the Fund's operations) that would equate the initial amount invested to the ending redeemable value, according to the following formula:
P(1+T)(TO THE POWER OF n) = ERV

Where:

      P = a hypothetical initial payment of $1,000.
      T = average annual total return.
      n = number of years.
      ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS) QUOTATION. The Fund calculates its average annual total return (after taxes on distributions) by finding the average annual compounded rates of return over 1-, 5-, and 10-year periods (or for the periods of the Fund's operations) that would equate the initial amount invested to the ending value, according to the following formula:
P(1+T)( TO THE POWER OF n) = ATVD

Where:

      P = a hypothetical initial payment of $1,000.
      T = average annual total return (after taxes on distributions).
      n = number of years.
      ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION) QUOTATION. The Fund calculates its average annual total return (after taxes on distributions and redemption) by finding the average annual compounded rates of return over 1-, 5-, and 10-year periods (or for the periods of the Fund's operations) that would equate the initial amount invested to the ending value, according to the following formula:
P(1 + T)(TO THE POWER OF n) = ATVDR

Where:

     P = a hypothetical initial payment of $1,000.
     T = average annual total return (after taxes on distributions and redemption).
     n = number of years.
     ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

YIELD. Yield is computed in accordance with a standardized method which involves determining the net change in the value of a hypothetical pre-existing Fund account having a balance of one share at the beginning of a seven calendar day period for which the yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares and fees that may be charged to shareholder accounts, in proportion to the length of the base period and the Fund's average account size, but does not include realized gains and losses or unrealized appreciation and depreciation. Effective yield is computed by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

Yields will fluctuate and are not necessarily representative of future results. You should remember that yield is a function of the type and quality of the instruments in the portfolio, portfolio maturity and operating expenses. Your principal in the Fund is not guaranteed. See above "Calculation of NAV" for a discussion of the manner in which the Fund's price per share is determined.

Yield information is useful in reviewing the Fund's performance relative to other funds that hold investments of similar quality. Because yields will fluctuate, yield information may not provide a basis for comparison with bank and thrift certificates of deposit which normally pay a fixed rate for a fixed term and are subject to a penalty for withdrawals prior to maturity which will reduce their return.

Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data various industry publications. From time to time, the Trust may refer to the growth of assets managed or administered by RMCI over certain time periods in its advertising and sales literature.

                              FINANCIAL STATEMENTS

The Fund's financial statement follows the Report by its Independent Registered Public Accounting Firm.

                                     RATINGS

The following are the rating designations of short-term instruments and their respective meanings.

STANDARD & POOR'S CORPORATION. A-1: This designation is the highest category of S&P and indicates that the degree of safety regarding timely payment is strong. Those short-term obligations that have extremely strong repayment capacity will be denoted with a plus (+).

MOODY'S INVESTORS SERVICES, INC. Prime-1 (P-1): Issuers rated P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. P-1 ratings will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternative liquidity.

There are three (3) categories for short-term obligations that define an investment grade situation designated Moody's Investment Grade as MIG1 (best) through MIG3. MIG1 denotes best quality, i.e., there is a strong protection by established cash flows, superior liquidity support or demonstrated broad-based market access for re-financing. MIG2 denotes high quality, the margins of protection are ample but not as large as MIG1.

Corporate Debt Obligation

The following summarizes the ratings used by S&P for corporate debt obligations:

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB - This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

The following summarizes the ratings used by Moody's for corporate debt obligations:

Aaa - Bonds that are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally know as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are consider as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                                                      APPENDIX A

                         RESERVE MANAGEMENT COMPANY, INC
                       PROXY VOTING POLICY AND PROCEDURES

I.   POLICY

Reserve Management Company, Inc. (the "Adviser") acts as investment adviser for the various series of The Reserve Funds, registered investment companies, referred to collectively as the "Funds". The Adviser has full authority to vote proxies on behalf of each Fund. Although the Funds do not invest in corporate securities, they may on occasion invest in affiliated or other mutual funds which may issue proxies from time to time. Therefore, the Adviser will vote all proxies and act on all other actions in a timely manner as part of its authority in accordance with this Policy and Procedures.

When voting proxies for the Funds, the Adviser's utmost concern is that all decisions be made solely in the best interest of each Fund. The Adviser will act in a prudent and diligent manner intended to enhance the economic value of the assets of each Fund's account.

II.  PURPOSE

The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by the Adviser to enable it to comply with its fiduciary responsibilities to clients and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act").

III. PROCEDURES

The Portfolio Manager of each Fund (each a "Portfolio Manager") is ultimately responsible for ensuring that all proxies received by the Adviser are voted in a timely manner and in a manner consistent with the Adviser's determination of each Fund's best interests. Although many proxy proposals can be voted in accordance with the Funds' established guidelines (see Section V. below, "Guidelines"), the Adviser recognizes that some proposals require special consideration which may dictate that the Adviser makes an exception to the Guidelines.

     A.   CONFLICTS OF INTEREST

Where a proxy proposal raises a material conflict between the Adviser's interests and an interest of any Fund, the Adviser will resolve such a conflict in the manner described below:
          1. VOTE IN ACCORDANCE WITH THE GUIDELINES. To the extent that the Adviser HAS LITTLE OR NO DISCRETION to deviate from the Guidelines with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

          2. OBTAIN CONSENT. To the extent that the Adviser HAS DISCRETION to deviate from the Guidelines with respect to the proposal in question, the Adviser will disclose the conflict to each affected Fund and obtain consent to the proposed vote prior to voting the securities. The disclosure will include sufficient detail regarding the matter to be voted on and the nature of the Adviser's conflict such that each affected Fund would be able to make an informed decision regarding the vote. If a Fund does not respond to such a conflict disclosure request or denies the request, the Adviser will abstain from voting the securities held by that Fund's account.

Each Portfolio Manager will review the proxy proposal for conflicts of interest as part of the overall vote review process. All material conflicts of interest so identified by the Adviser will be addressed as described above in this
Section III.A.

     B.   LIMITATIONS

In certain circumstances, in accordance with a Fund's investment advisory agreement (or other written directive) or where the Adviser has determined that it is in the Fund's best interest, the Adviser will not vote proxies received. The following are certain circumstances where the Adviser will limit its role in voting proxies:
          1. FUND MAINTAINS PROXY VOTING AUTHORITY: Where a Fund specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the Fund. If any proxy material is received by the Adviser, it will promptly be forwarded to the Fund or specified third party.

          2. TERMINATED ACCOUNT: Once a Fund account has been terminated with the Adviser in accordance with its investment advisory agreement, the Adviser will not vote any proxies received after the termination. However, the Fund may specify in writing that proxies should be directed to the Fund (or a specified third party) for action.

          3. LIMITED VALUE: If the Adviser determines that the value of a Fund's economic interest or the value of the portfolio holding is indeterminable or insignificant, the Adviser may abstain from voting a Fund's proxies. The Adviser also will not vote proxies received for securities which are no longer held by the Fund's account. In addition, the Adviser generally will not vote securities where the economic value of the securities in the Fund account is less than $500.

          4. SECURITIES LENDING PROGRAMS: When securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion. However, where the Adviser determines that a proxy vote (or other shareholder action) is materially important to the Fund's account, the Adviser may recall the security for purposes of voting, subject to the securities lending agreements with the Funds' custodian in place at that time.

          5. UNJUSTIFIABLE COSTS: In certain circumstances, after doing a cost-benefit analysis, the Adviser may abstain from voting where the cost of voting a Fund's proxy would exceed any anticipated benefits to the Fund of the proxy proposal.

IV.  RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding securities held by the Fund (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of each Fund; (iv) records of all client requests for proxy voting information; (v) any documents prepared by the Adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to the Funds regarding conflicts of interest in voting the proxy.

The Adviser will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and will inform each Fund as to how they may obtain information on how the Adviser voted proxies with respect to securities held by each Fund. Clients may obtain information on how their securities were voted or a copy of the Adviser's Policies and Procedures by written request addressed to the Adviser. The Adviser will coordinate with each Fund to assist in the provision of all information required to be filed on Form N-PX.

V.   PROXY VOTING GUIDELINES

Each proxy issue will be considered individually. The following guidelines are a partial list, do not include all potential voting issues and are to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules. The Adviser is instructed to vote all proxies in accordance with these guidelines, except as otherwise instructed. However, because proxy issues and the circumstances of individual companies are so varied, there may be instances when proxies may not be voted in strict adherence to these guidelines.

The following guidelines are grouped according to the types of proposals generally presented to stockholders. Part A deals with proposals that have been approved and recommended by the company's board of directors. Part B deals with proposals submitted by stockholders for inclusion in proxy statements. Part C addresses unique considerations pertaining to foreign issuers.

     A.   BOARD APPROVED PROPOSALS

The vast majority of matters presented to stockholders relate to proposals made by the issuer itself. These proposals have been approved and recommended by the issuer's board of directors. The Funds fully support the enhanced corporate governance practices being implemented and intend to hold corporate boards accountable for their actions in promoting stockholder interests. Accordingly, the Funds' proxies will generally be voted for board-approved proposals, except as follows:
               a. The Funds will withhold votes for any nominee for director who is considered independent by the company but who has received compensation from the company other than for service as a director (such as for investment banking, consulting, legal or financial advisory services).

               b. The Funds will vote on a case-by-case basis in contested elections of directors and on proposals to classify a board of directors.

          The Funds will vote on a case-by-case basis on board approved proposals:

                 -  relating to executive compensation.

                 -  relating to changes in a company's capitalization.

                 - relating to acquisitions, mergers, re-incorporations, reorganizations and other similar transactions.

                 -  to adopt any form of anti-takeover measures.

                 - to amend a company's charter or bylaws (except for charter amendments which are necessary to effect stock splits, to change a company's name or to authorize additional shares of common stock).

                 - on other business matters where the Funds are otherwise withholding votes for the entire board of directors.

     B.   STOCKHOLDER PROPOSALS

     The Securities and Exchange Commission regulations permit stockholders to submit proposals for inclusion in a company's proxy statement. These proposals often seek to change some aspect of the company's corporate governance structure or to change some aspect of its business operations. The Funds will vote on a case-by-case basis on all shareholder proposals.

     C.   VOTING SHARES OF FOREIGN ISSUERS

     Because foreign issuers are incorporated outside of the United States, protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing certain foreign issuers may provide substantially less protection for shareholders. As a result, the above guidelines, which are premised on the existence of sound corporate governance and disclosure frameworks, may not be appropriate under some circumstances for foreign issuers. Therefore, the Funds will vote proxies of foreign issuers on a case-by-case basis.

APPROVED AS OF APRIL 20, 2005

                                   APPENDIX B

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Reserve Short-Term Investment Trust and Shareholder of Reserve Yield Plus Fund

In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of Reserve Yield Plus Fund (the sole portfolio constituting Reserve Short-Term Investment Trust; hereafter referred to as the "Fund") at April 8, 2005, in conformity with accounting principles generally accepted in the United States of America. This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

New York, NY
April 25, 2005

                       RESERVE SHORT-TERM INVESTMENT TRUST
                             RESERVE YIELD PLUS FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                  APRIL 8, 2005

ASSETS:

     Cash                                                              $100,000
                                                                   ------------
LIABILITIES:

     Total Liabilities                                                        0
                                                                   ------------
NET ASSETS                                                             $100,000
                                                                   ============
NET ASSETS CONSIST OF:

Capital Shares (at a par value of $0.0001 per share)                        $10
                                                                   ------------
Paid-in Capital                                                          99,990
                                                                   ------------
NET ASSETS                                                             $100,000
                                                                   ============

Net asset value, offering and redemption price per share of each class based on shares of beneficial interest $0.0001 par value, outstanding and equivalent to the Net Assets of each class:

      Class 8                    ($1/1 Share)                             $1.00
      Class 10                   ($1/1 Share)                             $1.00
      Class 12                   ($1/1 Share)                             $1.00
      Class 13                   ($1/1 Share)                             $1.00
      Class 15          ($99,988 / 99,988 Shares)                         $1.00
      Class 20                   ($1/1 Share)                             $1.00
      Class 25                   ($1/1 Share)                             $1.00
      Class 35                   ($1/1 Share)                             $1.00
      Class 45                   ($1/1 Share)                             $1.00
      Class TT                   ($1/1 Share)                             $1.00
      Class 85                   ($1/1 Share)                             $1.00
      Class R                    ($1/1 Share)                             $1.00
      Class S                    ($1/1 Share)                             $1.00


    The accompanying notes are an integral part of the financial statement.

                  NOTES TO FINANCIAL STATEMENT - APRIL 8, 2005


1. ORGANIZATION

Reserve Short-Term Investment Trust (the "Trust") was organized as a Delaware statutory trust on January 13, 2004. The Trust is being registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company. Reserve Yield Plus Fund (the "Fund"), a series of the Trust, is a diversified mutual fund that seeks to provide as high a level of current income as is consistent with the preservation of capital and liquidity. While the Fund is not a money market fund, it seeks to maintain a stable $1.00 share price.

The Fund had no operations through April 8, 2005, other than those relating to organizational matters and the sale of 100,000 Shares for $100,000 ($99,988 for Class 15 and $1 for each of Class 8, 10, 12, 13, 20, 25, 35, 45, TT, 85, R and
S) by the Fund to Reserve Management Corporation, an affiliate of Reserve Management Company, Inc. ("RMCI") (the "Adviser"), the Fund's investment adviser. There are an unlimited number of Shares, $0.0001 par value, authorized.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statement:

SECURITY VALUATION:

For securities whose maturity is greater than 60 days, the Fund's investments are valued based on market quotations provided by an independent pricing service. If market quotations are not readily available for particular securities or if events which are expected to materially affect the value of securities traded in other markets occur between the close of those markets and the Fund's calculation of net asset value at 5:00 p.m. Eastern Time, those securities will be valued at their fair value. The Fund may use pricing services to determine the fair value price of securities in those situations. If such third party pricing information is unavailable, a "fair value" price will be determined by the Adviser in good faith under the supervision of the Board of Trustees ("Trustees"). A security's "fair value" price may differ from the price next available from independent providers. For securities whose maturity is 60 days or less, the Fund will use the amortized cost method of valuation. The amortized cost method does not take into account unrealized gains or losses. Regular review and monitoring of the valuation of securities held by the Fund is performed pursuant to procedures established by the Board of Trustees.

SECURITY TRANSACTIONS AND INVESTMENT INCOME:

Security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income and unrealized net short-term capital gains are declared daily and paid monthly by the Fund. The Fund's realized net long-term capital gains, if any, are declared and distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

FEDERAL INCOME TAXES:

The Fund's intent is to qualify as a regulated investment company under the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

3. INVESTMENT ADVISER AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust intends to enter into an investment management agreement with the Adviser. Under the agreement, the Adviser provides investment management and administrative services to the Fund, including transfer agent services, and is entitled to receive from the Fund a comprehensive management fee, computed daily and payable periodically, at an annual rate based on the average daily net assets of each outstanding class of the Fund's shares according to the schedule below. RMCI may waive its fee at its discretion. Such fee waivers are voluntary and may be discontinued at any time. RMCI reserves the right to recover any reimbursement or waiver allowed to the Fund for a period of not more than three fiscal years after the reimbursement or waiver.

The Adviser has obtained an exemptive order from the Securities and Exchange Commission (the "SEC") permitting the Trustees, on behalf of the Fund, to hire sub-advisers and to enter into, terminate or modify any future sub-advisory agreement without shareholder approval.

The comprehensive management fee (as a percentage of average daily net assets) for each Class is as follows:

                        COMPREHENSIVE                                  COMPREHENSIVE
   CLASS                MANAGEMENT FEE          CLASS                  MANAGEMENT FEE
--------------------------------------          -------------------------------------
     8                       0.08%               35                         0.35%
    10                       0.10%               45                         0.45%
    12                       0.12%               TT                         0.70%
    13                       0.13%               85                         0.80%
    15                       0.15%                R                         0.80%
    20                       0.20%                S                         0.80%
    25                       0.25%

All of the above classes of Shares are not likely to commence operations at the same time.

The Fund's distributor, Resrv Partners, Inc. ("Resrv") is an affiliate of the Adviser.

The Fund has adopted a distribution and servicing plan under Rule 12b-1 for Classes 85, R and S that allows the Fund to pay fees for the sale and distribution of the shares of those classes. These fees are paid out of the assets of the respective class on an ongoing basis. The distribution fees (stated as a percentage of average daily net assets) are as follows:


                  CLASS                    12b-1 FEE
                  ----------------------------------
                    85                       0.05%
                     R                       0.30%
                     S                       0.20%

Resrv may waive distribution plan fees at its discretion and may discontinue the waivers at any time.

Organization and offering expenses incurred in connection with the organization, initial registration and offering of the Trust, estimated to be approximately $274,000 will be borne by the Adviser.